Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q05
Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Consolidated Statement of Income	6
Consolidated Balance Sheet	7
Segment Detail
Global Consumer:	8
U.S.
U.S. Cards	9 - 10
U.S. Retail Distribution	11 - 12
U.S. Consumer Lending	13 - 14
U.S. Commercial Business	15
International
International Cards	16 - 17
International Consumer Finance	18 - 19
International Retail Banking	20 - 21
Corporate and Investment Banking:
Income Statement	22
Revenue Details	23
Capital Markets and Banking	24
Transaction Services	25
Global Wealth Management:	26
Smith Barney	27
Private Bank	28
Alternative Investments	29
Citigroup Supplemental Detail
Discontinued Operations	30
Return on Capital	31
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	32
Allowance for Credit Losses:
Total Citigroup	33
Consumer Loans	34
Corporate Loans	35
Non-Performing Assets	36

CITIGROUP—FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)

Citigroup, the leading global financial services company, has more than 200 million customer accounts and does business in more than 100 countries, providing consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005		4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005		YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Income from Continuing Operations	$4,964	$916	$5,026	$5,148	$5,115	$4,731	$4,988	$4,972		(3)%	$16,054	$19,806		23%
Discontinued Operations, After-tax	309	228	282	173	326	342	2,155	2,009			992	4,832
Cumulative Effect of Accounting Change	—	—	—	—	—	—	—	(49)			—	(49)

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	$7,143	$6,932		30%	$17,046	$24,589		44%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.95	$0.17	$0.96	$0.98	$0.98	$0.91	$0.97	$0.98		—	$3.07	$3.82		24%

Net Income	$1.01	$0.22	$1.02	$1.02	$1.04	$0.97	$1.38	$1.37		34%	$3.26	$4.75		46%

Adjusted weighted average common shares applicable to Diluted EPS	5,203.1	5,201.3	5,205.6	5,219.5	5,226.0	5,208.1	5,146.0	5,061.3			5,207.4	5,160.4

Preferred Dividends—Diluted	$17	$17	$17	$17	$17	$17	$17	$17			$68	$68

Common Shares Outstanding, at period end	5,171.5	5,180.3	5,189.8	5,194.6	5,202.2	5,170.1	5,059.0	4,980.2			5,194.6	4,980.2

Tier 1 Capital Ratio	8.96%	8.16%	8.37%	8.74%	8.78%	8.71%	9.12%	8.8%	*		8.74%	8.8%	*

Total Capital Ratio	12.25%	11.31%	11.49%	11.85%	12.03%	11.87%	12.37%	12.0%	*		11.85%	12.0%	*

Leverage Ratio	5.40%	4.88%	5.01%	5.20%	5.19%	5.19%	5.53%	5.3%	*		5.20%	5.3%	*

Total Assets, at period end (in billions)	$1,317.6	$1,396.6	$1,436.6	$1,484.1	$1,489.9	$1,547.8	$1,472.8	$1,494.0	*		$1,484.1	$1,494.0	*

Stockholders' Equity, at period end (in billions)	$101.9	$98.3	$103.4	$109.3	$110.5	$113.0	$111.8	$112.5	*		$109.3	$112.5	*

Equity and Trust Securities, at period end (in billions)	$108.2	$104.5	$110.2	$115.5	$116.9	$119.5	$118.2	$118.8	*		$115.5	$118.8	*

Book Value Per Share, at period end	$19.48	$18.76	$19.70	$20.82	$21.03	$21.65	$21.88	$22.37	*		$20.82	$22.37	*

Return on Common Equity (Net Income)	21.3%	4.6%	21.3%	20.1%	20.3%	18.4%	25.4%	25.0%			17.0%	22.3%

Return on Risk Capital (Income from Continuing Operations)	46%	8%	42%	43%	40%	36%	37%	37%			35%	38%

*
Preliminary

CITIGROUP—NET INCOME
PRODUCT VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Global Consumer:
U.S. Cards	$733	$762	$966	$1,101	$778	$735	$797	$444	(60)%	$3,562	$2,754	(23)%
U.S. Retail Distribution	502	469	524	524	564	478	319	391	(25)%	2,019	1,752	(13)%
U.S. Consumer Lending	444	437	438	345	486	507	487	458	33%	1,664	1,938	16%
U.S. Commercial Business	161	190	259	155	252	134	222	121	(22)%	765	729	(5)%

Total U.S. Consumer(1)	1,840	1,858	2,187	2,125	2,080	1,854	1,825	1,414	(33)%	8,010	7,173	(10)%

International Cards	244	250	301	342	302	331	383	357	4%	1,137	1,373	21%
International Consumer Finance	132	147	160	147	139	177	152	174	18%	586	642	10%
International Retail Banking	496	543	533	585	498	593	427	565	(3)%	2,157	2,083	(3)%

Total International Consumer	872	940	994	1,074	939	1,101	962	1,096	2%	3,880	4,098	6%

Other(2)	(91)	304	(62)	(54)	(176)	(58)	(64)	(76)	(41)%	97	(374)	NM

Total Global Consumer	2,621	3,102	3,119	3,145	2,843	2,897	2,723	2,434	(23)%	11,987	10,897	(9)%

Corporate and Investment Banking:
Capital Markets and Banking	1,477	1,502	1,159	1,257	1,439	1,043	1,424	1,421	13%	5,395	5,327	(1)%
Transaction Services	235	262	286	262	245	288	327	275	5%	1,045	1,135	9%
Other(2)(3)(4)	(4)	(4,569)	7	168	(5)	41	46	351	NM	(4,398)	433	NM

Total Corporate and Investment Banking	1,708	(2,805)	1,452	1,687	1,679	1,372	1,797	2,047	21%	2,042	6,895	NM

Global Wealth Management:
Smith Barney	252	211	198	230	197	239	227	208	(10)%	891	871	(2)%
Private Bank(5)	159	152	136	(129)	122	83	79	89	NM	318	373	17%

Total Global Wealth Management	411	363	334	101	319	322	306	297	NM	1,209	1,244	3%

Alternative Investments	33	278	117	340	362	385	339	351	3%	768	1,437	87%
Corporate / Other	191	(22)	4	(125)	(88)	(245)	(177)	(157)	(26)%	48	(667)	NM
Income From Continuing Operations	4,964	916	5,026	5,148	5,115	4,731	4,988	4,972	(3)%	16,054	19,806	23%
Discontinued Operations(6)(7)	309	228	282	173	326	342	2,155	2,009		992	4,832
Cumulative Effect of Accounting Change (8)	—	—	—	—	—	—	—	(49)		—	(49)
Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	$7,143	$6,932	30%	$17,046	$24,589	44%

(1)
U.S. disclosure includes Canada and Puerto Rico.
(2)
The 2004 second quarter includes a $756 million after-tax gain ($378 million in Consumer Other and $378 million in CIB Other) related to the sale of The Samba Financial Group (Samba).
(3)
The 2004 second quarter includes a $4.95 billion after-tax charge related to the WorldCom Settlement and increase in Litigation Reserves.
(4)
The 2005 fourth quarter includes a $375 million after-tax release of WorldCom Settlement and Litigation Reserves.
(5)
The 2004 fourth quarter includes a $244 million after-tax charge related to the exit plan implementation for the Company's Private Bank operations in Japan.
(6)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed during the 2005 third quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.
(7)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction closed during the 2005 fourth quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.
(8)
Cumulative Effect of Accounting Change represents the adoption of FIN 47, "Accounting for Conditional Asset Retirement Obligations, an interpretation of SFAS No. 143". This pronouncement is applicable to real estate leasing agreements that required Citigroup to restore the leased space back to its original condition upon termination of the lease.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
U.S.(1)
Global Consumer	$1,749	$1,784	$2,125	$2,071	$1,904	$1,796	$1,761	$1,338	(35)%	$7,729	$6,799	(12)%
Corporate and Investment Banking	746	(4,244)	501	807	893	462	637	958	19%	(2,190)	2,950	NM
Global Wealth Management	315	282	272	310	273	315	288	265	(15)%	1,179	1,141	(3)%

Total U.S.	2,810	(2,178)	2,898	3,188	3,070	2,573	2,686	2,561	(20)%	6,718	10,890	62%

Mexico
Global Consumer	228	235	248	267	277	368	511	276	3%	978	1,432	46%
Corporate and Investment Banking	94	184	198	183	83	76	177	114	(38)%	659	450	(32)%
Global Wealth Management	16	12	13	11	13	10	12	9	(18)%	52	44	(15)%

Total Mexico	338	431	459	461	373	454	700	399	(13)%	1,689	1,926	14%

Europe, Middle East and Africa (EMEA)
Global Consumer	202	602	152	224	122	124	(154)	282	26%	1,180	374	(68)%
Corporate and Investment Banking	265	662	124	85	188	336	358	248	NM	1,136	1,130	(1)%
Global Wealth Management	9	4	4	(2)	(1)	3	8	(2)	—	15	8	(47)%

Total EMEA	476	1,268	280	307	309	463	212	528	72%	2,331	1,512	(35)%

Japan
Global Consumer	142	147	164	163	175	188	169	174	7%	616	706	15%
Corporate and Investment Banking	93	87	91	63	48	54	58	338	NM	334	498	49%
Global Wealth Management	26	19	3	(253)	(8)	(45)	(29)	—	100%	(205)	(82)	60%

Total Japan	261	253	258	(27)	215	197	198	512	NM	745	1,122	51%

Asia (excluding Japan)
Global Consumer	247	280	333	328	311	341	375	323	(2)%	1,188	1,350	14%
Corporate and Investment Banking	308	321	309	352	322	249	382	295	(16)%	1,290	1,248	(3)%
Global Wealth Management	35	34	33	23	35	31	26	24	4%	125	116	(7)%

Total Asia	590	635	675	703	668	621	783	642	(9)%	2,603	2,714	4%

Latin America
Global Consumer	53	54	97	92	54	80	61	41	(55)%	296	236	(20)%
Corporate and Investment Banking	202	185	229	197	145	195	185	94	(52)%	813	619	(24)%
Global Wealth Management	10	12	9	12	7	8	1	1	(92)%	43	17	(60)%

Total Latin America	265	251	335	301	206	283	247	136	(55)%	1,152	872	(24)%

Alternative Investments	33	278	117	340	362	385	339	351	3%	768	1,437	87%
Corporate/Other	191	(22)	4	(125)	(88)	(245)	(177)	(157)	(26)%	48	(667)	NM
Income From Continuing Operations	4,964	916	5,026	5,148	5,115	4,731	4,988	4,972	(3)%	16,054	19,806	23%
Discontinued Operations	309	228	282	173	326	342	2,155	2,009		992	4,832
Cumulative Effect of Accounting Change(8)	—	—	—	—	—	—	—	(49)		—	(49)
Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	$7,143	$6,932	30%	$17,046	$24,589	44%
Total International	$1,930	$2,838	$2,007	$1,745	$1,771	$2,018	$2,140	$2,217	27%	8,520	8,146	(4)%

(1)
Excludes Alternative Investments and Corporate/Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S includes Other Consumer (except for Samba in 2Q04 which is allocated to EMEA).

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Global Consumer:
U.S. Cards	$3,639	$3,483	$3,579	$3,506	$3,455	$3,263	$3,381	$2,725	(22)%	$14,207	$12,824	(10)%
U.S. Retail Distribution	2,322	2,330	2,334	2,359	2,457	2,360	2,339	2,359	—	9,345	9,515	2%
U.S. Consumer Lending	1,345	1,204	1,261	1,251	1,373	1,376	1,332	1,388	11%	5,061	5,469	8%
U.S. Commercial Business	474	619	620	581	678	491	649	481	(17)%	2,294	2,299	—

Total U.S. Consumer(1)	7,780	7,636	7,794	7,697	7,963	7,490	7,701	6,953	(10)%	30,907	30,107	(3)%

International Cards	945	975	1,014	1,140	1,105	1,176	1,209	$1,360	19%	4,074	4,850	19%
International Consumer Finance	894	911	919	958	948	963	950	958	—	3,682	3,819	4%
International Retail Banking	2,034	2,128	2,157	2,349	2,305	2,396	2,474	2,552	9%	8,668	9,727	12%

Total International Consumer	3,873	4,014	4,090	4,447	4,358	4,535	4,633	4,870	10%	16,424	18,396	12%

Other	(2)	565	(14)	7	(203)	(18)	(13)	(24)	NM	556	(258)	NM

Total Global Consumer	11,651	12,215	11,870	12,151	12,118	12,007	12,321	11,799	(3)%	47,887	48,245	1%

Corporate and Investment Banking:
Capital Markets and Banking	4,531	4,495	3,733	4,347	4,899	3,965	5,187	4,919	13%	17,106	18,970	11%
Transaction Services	942	987	1,045	1,104	1,137	1,191	1,246	1,317	19%	4,078	4,891	20%
Other	1	585	2	14	1	—	1	—	(100)%	602	2	(100)%

Total Corporate and Investment Banking	5,474	6,067	4,780	5,465	6,037	5,156	6,434	6,236	14%	21,786	23,863	10%

Global Wealth Management:
Smith Barney	1,732	1,582	1,528	1,643	1,669	1,647	1,728	1,781	8%	6,485	6,825	5%
Private Bank	573	505	482	484	504	453	446	456	(6)%	2,044	1,859	(9)%

Total Global Wealth Management	2,305	2,087	2,010	2,127	2,173	2,100	2,174	2,237	5%	8,529	8,684	2%

Alternative Investments	191	545	297	670	866	1,112	720	732	9%	1,703	3,430	NM
Corporate / Other	311	(59)	(219)	(303)	2	(206)	(151)	(225)	26%	(270)	(580)	NM
Total Net Revenues	$19,932	$20,855	$18,738	$20,110	$21,196	$20,169	$21,498	$20,779	3%	$79,635	$83,642	5%

(1)
U.S. disclosure includes Canada and Puerto Rico.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
U.S. (1)
Global Consumer	$7,778	$7,617	$7,780	$7,704	$7,760	$7,472	$7,688	$6,929	(10)%	$30,879	$29,849	(3)%
Corporate and Investment Banking	2,302	2,560	1,848	2,251	2,779	1,948	2,810	2,364	5%	8,961	9,901	10%
Global Wealth Management	1,915	1,765	1,718	1,843	1,872	1,852	1,923	1,981	7%	7,241	7,628	5%

Total U.S.	11,995	11,942	11,346	11,798	12,411	11,272	12,421	11,274	(4)%	47,081	47,378	1%

Mexico
Global Consumer	853	842	905	1,007	960	1,055	1,139	1,219	21%	3,607	4,373	21%
Corporate and Investment Banking	204	137	199	230	159	170	236	212	(8)%	770	777	1%
Global Wealth Management	38	34	35	31	31	31	30	32	3%	138	124	(10)%

Total Mexico	1,095	1,013	1,139	1,268	1,150	1,256	1,405	1,463	15%	4,515	5,274	17%

Europe, Middle East and Africa (EMEA)
Global Consumer	1,152	1,777	1,139	1,251	1,248	1,256	1,271	1,426	14%	5,319	5,201	(2)%
Corporate and Investment Banking	1,562	2,067	1,352	1,531	1,694	1,708	1,801	1,646	8%	6,512	6,849	5%
Global Wealth Management	80	72	68	71	71	71	79	74	4%	291	295	1%

Total EMEA	2,794	3,916	2,559	2,853	3,013	3,035	3,151	3,146	10%	12,122	12,345	2%

Japan
Global Consumer	815	812	822	841	821	827	803	800	(5)%	3,290	3,251	(1)%
Corporate and Investment Banking	227	204	226	160	180	187	211	646	NM	817	1,224	50%
Global Wealth Management	83	58	33	26	22	(15)	(13)	—	(100)%	200	(6)	NM

Total Japan	1,125	1,074	1,081	1,027	1,023	999	1,001	1,446	41%	4,307	4,469	4%

Asia (excluding Japan)
Global Consumer	824	944	999	1,046	1,072	1,116	1,141	1,132	8%	3,813	4,461	17%
Corporate and Investment Banking	857	770	823	958	915	761	1,004	1,017	6%	3,408	3,697	8%
Global Wealth Management	131	102	102	97	119	111	107	103	6%	432	440	2%

Total Asia	1,812	1,816	1,924	2,101	2,106	1,988	2,252	2,252	7%	7,653	8,598	12%

Latin America
Global Consumer	229	223	225	302	257	281	279	293	(3)%	979	1,110	13%
Corporate and Investment Banking	322	329	332	335	310	382	372	351	5%	1,318	1,415	7%
Global Wealth Management	58	56	54	59	58	50	48	47	(20)%	227	203	(11)%

Total Latin America	609	608	611	696	625	713	699	691	(1)%	2,524	2,728	8%

Alternative Investments	191	545	297	670	866	1,112	720	732	9%	1,703	3,430	NM
Corporate/Other	311	(59)	(219)	(303)	2	(206)	(151)	(225)	26%	(270)	(580)	NM
Total Net Revenues	$19,932	$20,855	$18,738	$20,110	$21,196	$20,169	$21,498	$20,779	3%	$79,635	$83,642	5%
Total International	$7,435	$8,427	$7,314	$7,945	$7,917	$7,991	$8,508	$8,998	13%	31,121	33,414	7%

(1)
Excludes Alternative Investments and Corporate/Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S. includes Other Consumer (except for Samba in 2Q04 which is allocated to EMEA).

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenues
Loan interest, including fees	$10,769	$10,794	$11,018	$11,215	$11,273	$11,486	$12,066	$12,363	10%	$43,796	$47,188	8%
Other interest and dividends	4,328	4,627	5,181	5,751	6,262	6,981	7,309	8,281	44%	19,887	28,833	45%
Insurance premiums	648	636	668	774	735	793	743	861	11%	2,726	3,132	15%
Commissions and fees	4,139	4,308	3,305	4,229	4,209	3,978	4,825	4,131	(2)%	15,981	17,143	7%
Principal transactions	1,311	1,062	400	943	2,215	844	1,950	1,434	52%	3,716	6,443	73%
Asset management and administration fees	1,389	1,324	1,353	1,458	1,508	1,488	1,522	1,601	10%	5,524	6,119	11%
Realized gains (losses) from sales of investments	129	218	303	183	243	455	284	980	NM	833	1,962	NM
Other revenue	1,683	2,857	2,383	2,253	2,175	2,812	2,448	2,063	(8)%	9,176	9,498	4%

Total revenues	24,396	25,826	24,611	26,806	28,620	28,837	31,147	31,714	18%	101,639	120,318	18%
Interest expense	4,464	4,971	5,873	6,696	7,424	8,668	9,649	10,935	63%	22,004	36,676	67%

Total revenues, net of interest expense	19,932	20,855	18,738	20,110	21,196	20,169	21,498	20,779	3%	79,635	83,642	5%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	227	223	206	228	217	212	215	223	(2)%	884	867	(2)%
Provision for loan losses	2,230	1,588	1,029	1,386	1,813	1,720	2,525	1,871	35%	6,233	7,929	27%
Provision for unfunded lending commitments	—	—	—	—	—	100	100	50	—	—	250	—

Total benefits, claims, and credit losses	2,457	1,811	1,235	1,614	2,030	2,032	2,840	2,144	33%	7,117	9,046	27%

Operating Expenses
Compensation and benefits	5,700	5,699	5,421	6,114	6,486	6,033	6,792	6,461	6%	22,934	25,772	12%
Net occupancy expense	1,055	1,215	1,229	1,292	1,241	1,271	1,270	1,359	5%	4,791	5,141	7%
Technology/communication expense	850	887	914	867	866	884	892	882	2%	3,518	3,524	—
Advertising and marketing expense	594	643	661	755	641	620	587	685	(9)%	2,653	2,533	(5)%
Other operating	1,977	9,728	1,954	2,227	2,170	2,164	1,872	1,987	(11)%	15,886	8,193	(48)%

Total operating expenses	10,176	18,172	10,179	11,255	11,404	10,972	11,413	11,374	1%	49,782	45,163	(9)%

Income from Continuing Operations before Income Taxes and Minority Interest and Cumulative Effect of Accounting Change	7,299	872	7,324	7,241	7,762	7,165	7,245	7,261	—	22,736	29,433	29%
Provision (benefit) for income taxes	2,271	(83)	2,229	2,047	2,484	2,179	2,164	2,251	10%	6,464	9,078	40%
Minority interest, net of income taxes	64	39	69	46	163	255	93	38	(17)%	218	549	NM

Income from Continuing Operations before Cumulative Effect of Accounting Change	4,964	916	5,026	5,148	5,115	4,731	4,988	4,972	(3)%	16,054	19,806	23%

Discontinued Operations(1)(2)
Income from Discontinued Operations	441	359	358	288	483	493	49	(117)		1,446	908
Gain on Sale	—	—	—	—	—	—	3,386	3,404		—	6,790
Provision for income taxes	132	131	76	115	157	151	1,280	1,278		454	2,866

Income from Discontinued Operations, net	309	228	282	173	326	342	2,155	2,009		992	4,832
Cumulative Effect of Accounting Change(3)	—	—	—	—	—	—	—	(49)		—	(49)

Net Income	$5,273	$1,144	$5,308	$5,321	$5,441	$5,073	$7,143	$6,932	30%	$17,046	$24,589	44%

(1)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed during the 2005 third quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.

(2)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction closed during the 2005 fourth quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.

(3)
Cumulative Effect of Accounting Change represents the adoption of FIN 47, "Accounting for Conditional Asset Retirement Obligations, an interpretation of SFAS No. 143". This pronouncement is applicable to real estate leasing agreements that required Citigroup to restore the leased space back to its original condition upon termination of the lease.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
(In millions of dollars)

	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005(1)	December 31, 2005 vs. December 31, 2004 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,104	$26,462	$25,483	$23,556	$25,620	$28,942	$28,438	$28,373	20%
Deposits at interest with banks	23,104	24,710	23,407	23,889	28,568	31,322	30,604	26,904	13%
Federal funds sold and securities borrowed or purchased under agreements to resell	184,089	194,594	208,159	200,739	202,099	232,369	236,105	217,464	8%
Brokerage receivables	35,159	41,494	37,987	39,273	40,747	42,977	42,006	42,823	9%
Trading account assets	232,227	245,037	264,227	280,167	272,841	281,035	293,416	295,820	6%
Investments	203,311	205,245	205,632	213,243	167,589	165,587	165,905	180,597	(15)%
Loans, net of unearned income
Consumer	383,678	398,558	408,376	435,226	430,008	433,057	440,145	454,620	4%
Corporate	100,438	112,859	112,309	113,603	117,651	123,880	126,276	131,741	16%

Loans, net of unearned income	484,116	511,417	520,685	548,829	547,659	556,937	566,421	586,361	7%
Allowance for credit losses	(12,506)	(12,715)	(12,034)	(11,269)	(10,894)	(10,418)	(10,015)	(9,782)	13%

Total loans, net	471,610	498,702	508,651	537,560	536,765	546,519	556,406	576,579	7%
Goodwill	28,549	30,215	30,809	31,992	32,076	32,235	32,240	33,130	4%
Intangible assets	13,953	14,525	16,192	15,271	15,572	13,894	14,376	14,749	(3)%
Other assets	102,485	115,584	116,007	118,411	72,936	78,485	72,117	77,548	(35)%
Assets of discontinued operations held for sale	—	—	—	—	95,078	94,424	1,180	—	—

Total assets	$1,317,591	$1,396,568	$1,436,554	$1,484,101	$1,489,891	$1,547,789	$1,472,793	$1,493,987	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$30,078	$31,654	$30,785	$31,533	$32,840	$32,133	$32,834	$32,869	4%
Interest-bearing deposits in U.S. offices	151,124	153,237	156,802	161,113	166,141	166,004	168,149	173,813	8%
Non-interest-bearing deposits in offices outside the U.S.	25,730	27,182	27,420	28,379	29,930	31,281	32,374	32,614	15%
Interest-bearing deposits in offices outside the U.S.	292,257	312,327	319,444	341,056	339,963	343,156	347,756	353,299	4%

Total deposits	499,189	524,400	534,451	562,081	568,874	572,574	581,113	592,595	5%
Federal funds purchased and securities loaned or sold under agreements to repurchase	179,743	202,940	217,157	209,555	217,599	252,774	243,819	242,392	16%
Brokerage payables	37,271	42,524	41,986	50,208	52,088	53,600	57,330	70,994	41%
Trading account liabilities	127,076	132,247	137,078	135,487	120,511	133,807	140,723	121,108	(11)%
Short-term borrowings	66,864	67,376	63,203	56,767	62,704	62,984	58,224	66,930	18%
Long-term debt	178,588	189,071	198,713	207,910	207,935	211,346	213,894	217,499	5%
Other liabilities(2)	126,976	139,699	140,600	152,802	63,271	63,455	65,488	69,932	(54)%
Liabilities of discontinued operations held for sale	—	—	—	—	86,373	84,212	365	—	—

Total liabilities	1,215,707	1,298,257	1,333,188	1,374,810	1,379,355	1,434,752	1,360,956	1,381,450	—

Stockholders' equity
Preferred Stock	1,125	1,125	1,125	1,125	1,125	1,125	1,125	1,125	—
Common Stock	55	55	55	55	55	55	55	55	—
Additional paid-in capital	18,407	18,519	18,685	18,851	19,884	20,177	20,179	20,119	7%
Retained earnings	96,659	95,707	98,930	102,154	105,269	108,026	112,868	117,555	15%
Treasury stock	(11,442)	(11,135)	(10,814)	(10,644)	(10,475)	(12,299)	(17,290)	(21,149)	(99)%
Accumulated other changes in equity from nonowner sources	(122)	(3,338)	(2,424)	(304)	(1,681)	(1,030)	(2,557)	(2,532)	NM
Unearned compensation	(2,798)	(2,622)	(2,191)	(1,946)	(3,641)	(3,017)	(2,543)	(2,636)	(35)%

Total stockholders' equity	101,884	98,311	103,366	109,291	110,536	113,037	111,837	112,537	3%

Total liabilities and stockholders' equity	$1,317,591	$1,396,568	$1,436,554	$1,484,101	$1,489,891	$1,547,789	$1,472,793	$1,493,987	1%

(1)
Preliminary.

(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $600 million for the first, second, third and fourth quarters of 2004, respectively, and $600, $700, $800 and $850 million in the first, second, third and fourth quarters of 2005, respectively.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Global Consumer:
Total Revenues, Net of Interest Expense	$11,651	$12,215	$11,870	$12,151	$12,118	$12,007	$12,321	$11,799	(3)%	$47,887	$48,245	1%
Total Operating Expenses	5,299	5,419	5,541	5,892	5,846	5,753	5,657	6,062	3%	22,151	23,318	5%
Total Provisions for Loan Losses, and Benefits and Claims	2,512	2,160	1,645	1,780	2,102	2,047	2,770	2,144	20%	8,097	9,063	12%

Income Before Taxes and Minority Interest	3,840	4,636	4,684	4,479	4,170	4,207	3,894	3,593	(20)%	17,639	15,864	(10)%
Income Taxes	1,203	1,519	1,550	1,320	1,314	1,295	1,153	1,142	(13)%	5,592	4,904	(12)%
Minority Interest, Net of Tax	16	15	15	14	13	15	18	17	21%	60	63	5%

Net Income	$2,621	$3,102	$3,119	$3,145	$2,843	$2,897	$2,723	$2,434	(23)%	$11,987	$10,897	(9)%

U.S.:
Total Revenues, Net of Interest Expense	$7,780	$7,636	$7,794	$7,697	$7,963	$7,490	$7,701	$6,953	(10)%	$30,907	$30,107	(3)%
Total Operating Expenses	3,157	3,279	3,342	3,436	3,337	3,358	3,290	3,464	1%	13,214	13,449	2%
Total Provisions for Loan Losses, and Benefits and Claims	1,843	1,489	1,042	1,070	1,429	1,317	1,573	1,281	20%	5,444	5,600	3%

Income Before Taxes and Minority Interest	2,780	2,868	3,410	3,191	3,197	2,815	2,838	2,208	(31)%	12,249	11,058	(10)%
Income Taxes	925	996	1,209	1,051	1,104	945	996	778	(26)%	4,181	3,823	(9)%
Minority Interest, Net of Tax	15	14	14	15	13	16	17	16	7%	58	62	7%

Net Income	$1,840	$1,858	$2,187	$2,125	$2,080	$1,854	$1,825	$1,414	(33)%	$8,010	$7,173	(10)%

International:
Total Revenues, Net of Interest Expense	$3,873	$4,014	$4,090	$4,447	$4,358	$4,535	$4,633	$4,870	10%	$16,424	$18,396	12%
Total Operating Expenses	2,022	2,051	2,114	2,362	2,422	2,320	2,280	2,498	6%	8,549	9,520	11%
Total Provisions for Loan Losses, and Benefits and Claims	669	671	603	710	673	730	1,197	863	22%	2,653	3,463	31%

Income Before Taxes and Minority Interest	1,182	1,292	1,373	1,375	1,263	1,485	1,156	1,509	10%	5,222	5,413	4%
Income Taxes	309	351	378	302	324	385	193	412	36%	1,340	1,314	(2)%
Minority Interest, Net of Tax	1	1	1	(1)	—	(1)	1	1	NM	2	1	(50)%

Net Income	$872	$940	$994	$1,074	$939	$1,101	$962	$1,096	2%	$3,880	$4,098	6%

Other Consumer:
Total Revenues, Net of Interest Expense	$(2)	$565	$(14)	$7	$(203)	$(18)	$(13)	$(24)	NM	$556	$(258)	NM
Total Operating Expenses	120	89	85	94	87	75	87	100	6%	388	349	(10)%

Income Before Taxes	(122)	476	(99)	(87)	(290)	(93)	(100)	(124)	(43)%	168	(607)	NM
Income Taxes	(31)	172	(37)	(33)	(114)	(35)	(36)	(48)	(45)%	71	(233)	NM

Net Income	$(91)	$304	$(62)	$(54)	$(176)	$(58)	$(64)	$(76)	(41)%	$97	$(374)	NM

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CARDS—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
Revenues declined, reflecting a $545 million pre-tax charge to conform accounting practice for customer rewards. Excluding the $545 million charge, revenues declined 7%, as the benefit of a 9% increase in purchase sales was more than offset by higher payment rates and continued net interest margin compression. Revenues also reflect the negative impact of an increase in consumer bankruptcy filings due to new legislation, which resulted in approximately $120 million pre-tax of reduced interest and fee revenue.

—
Credit costs include the impact of increased consumer bankruptcy filings due to new legislation, which added approximately $180 million pre-tax to held net credit losses, which was offset by a $200 million pre-tax loan loss reserve release. Credit costs increased significantly versus the prior year due to the absence of a $420 million pre-tax release of loan loss reserves in the prior year period. Excluding the impact of increased bankruptcies, credit conditions remained stable during the quarter.

—
On a managed basis, net credit losses due to new bankruptcy legislation were approximately $600 million pre-tax.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense(1)	$3,639	$3,483	$3,579	$3,506	$3,455	$3,263	$3,381	$2,725	(22)%	$14,207	$12,824	(10)%

Total Operating Expenses	1,445	1,433	1,517	1,525	1,500	1,503	1,458	1,541	1%	5,920	6,002	1%

Net Credit Losses	1,077	946	717	786	756	640	649	692	(12)%	3,526	2,737	(22)%
Credit Reserve Build / (Release)	—	(59)	(160)	(420)	—	—	30	(200)	52%	(639)	(170)	73%

Total Provision for Loan Losses	1,077	887	557	366	756	640	679	492	34%	2,887	2,567	(11)%

Income Before Taxes and Minority Interest	1,117	1,163	1,505	1,615	1,199	1,120	1,244	692	(57)%	5,400	4,255	(21)%
Income Taxes and Minority Interest	384	401	539	514	421	385	447	248	(52)%	1,838	1,501	(18)%

Net Income	$733	$762	$966	$1,101	$778	$735	$797	$444	(60)%	$3,562	$2,754	(23)%

Average Assets (in billions of dollars)	$76	$73	$74	$73	$71	$65	$63	$63	(14)%	$74	$66	(11)%
Return on Assets	3.88%	4.20%	5.19%	6.00%	4.44%	4.54%	5.02%	2.80%		4.81%	4.17%
Net Credit Loss Ratio	7.13%	6.72%	5.41%	5.82%	5.77%	5.47%	5.76%	6.38%
Average Risk Capital	$4,331	$4,214	$3,997	$3,958	$5,638	$5,855	$5,848	$5,756		$4,125	$5,774
Return on Risk Capital	68%	73%	96%	111%	56%	50%	54%	31%		86%	48%
Return on Invested Capital	22%	23%	30%	35%	23%	21%	22%	13%		28%	20%
KEY INDICATORS—Managed Basis(2) (in billions of dollars)
Return on Managed Assets	1.99%	2.10%	2.61%	2.94%	2.12%	2.04%	2.20%	1.22%
Average Managed Loans:
Securitized	$75.9	$75.6	$76.2	$83.6	$86.4	$87.7	$89.8	$92.8	11%
Held for Sale	—	2.1	7.4	2.9	0.2	0.6	—	0.7	(76)%
On Balance Sheet	60.7	56.7	52.7	53.6	53.1	47.0	44.7	43.0	(20)%

Total Managed	$136.6	$134.4	$136.3	$140.1	$139.7	$135.3	$134.5	$136.5	(3)%

Bankcards	$111.2	$109.0	$110.6	$114.2	$114.4	$110.4	$109.2	$109.6	(4)%
Private Label	25.4	25.4	25.7	25.9	25.3	24.9	25.3	26.9	4%

Total Managed	$136.6	$134.4	$136.3	$140.1	$139.7	$135.3	$134.5	$136.5	(3)%

End of Period Managed Loans:
Bankcards	$109.8	$110.3	$112.2	$118.1	$111.9	$110.2	$109.1	$113.7	(4)%
Private Label	25.2	25.8	26.0	26.1	24.7	25.2	25.6	27.9	7%

Total	$135.0	$136.1	$138.2	$144.2	$136.6	$135.4	$134.7	$141.6	(2)%

(1)
The 2005 first quarter, 2005 second quarter and 2005 third quarter include releases of $129 million, $102 million and $137 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during that quarter.

(2)
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company's owned loans.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CARDS—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)
SUPPLEMENTAL DISCLOSURE—Managed Basis(1):
EOP Open Accounts (in millions)	124.9	125.4	125.0	125.3	124.5	122.7	119.4	131.2	5%
Purchase Sales (in billions of dollars)(2)	$58.6	$64.3	$64.8	$69.3	$61.7	$69.8	$70.9	$75.8	9%
Managed Average Yield(3):
Bankcards	12.38%	12.14%	11.90%	12.01%	12.17%	12.42%	12.76%	12.43%
Private Label	20.92%	19.76%	19.12%	19.00%	19.99%	19.43%	19.24%	18.91%

Total	13.97%	13.58%	13.27%	13.30%	13.58%	13.71%	13.98%	13.71%

Managed Net Interest Revenue (in millions of dollars)(4):
Bankcards	$2,997	$2,859	$2,780	$2,805	$2,690	$2,572	$2,650	$2,524	(10)%
Private Label	1,230	1,140	1,163	1,123	1,111	1,048	1,088	1,124	0%

Total	$4,227	$3,999	$3,943	$3,928	$3,801	$3,620	$3,738	$3,648	(7)%

Managed Net Interest Revenue as a % of Average Managed Loans:
Bankcards	10.84%	10.55%	10.00%	9.77%	9.54%	9.35%	9.64%	9.14%
Private Label	19.46%	18.07%	17.98%	17.25%	17.81%	16.88%	17.06%	16.58%
Total	12.45%	11.97%	11.51%	11.15%	11.03%	10.74%	11.03%	10.60%
Managed Net Credit Margin (in millions of dollars)(5):
Bankcards	$1,833	$1,912	$2,029	$2,070	$1,888	$1,798	$1,881	$823	(60)%
Private Label	730	623	688	642	642	635	672	652	2%

Total	$2,563	$2,535	$2,717	$2,712	$2,530	$2,433	$2,553	$1,475	(46)%

Managed Net Credit Margin as a % of Average Managed Loans:
Bankcards	6.63%	7.05%	7.30%	7.21%	6.69%	6.54%	6.84%	2.98%
Private Label	11.55%	9.88%	10.63%	9.86%	10.29%	10.23%	10.54%	9.62%

Total	7.55%	7.59%	7.93%	7.70%	7.34%	7.22%	7.54%	4.29%

Managed Net Credit Losses (in millions of dollars):
Bankcards	$1,852	$1,694	$1,509	$1,527	$1,490	$1,564	$1,531	$1,828	20%
Private Label	550	543	458	472	431	392	385	470	—

Total	$2,402	$2,237	$1,967	$1,999	$1,921	$1,956	$1,916	$2,298	15%

Coincident Managed Net Credit Loss Ratio:
Bankcards	6.70%	6.25%	5.43%	5.32%	5.28%	5.69%	5.57%	6.61%
Private Label	8.70%	8.61%	7.08%	7.25%	6.91%	6.31%	6.04%	6.93%
Total	7.07%	6.69%	5.74%	5.68%	5.58%	5.80%	5.66%	6.68%
12 Month Lagged Managed Net Credit Loss Ratio	8.53%	8.12%	7.01%	6.21%	5.70%	5.84%	5.58%	6.50%
Managed Loans 90+Days Past Due:
Bankcards	$2,008	$1,773	$1,761	$1,851	$1,716	$1,580	$1,579	$1,553	(16)%
Private Label	843	748	777	748	684	672	701	922	23%

Total	$2,851	$2,521	$2,538	$2,599	$2,400	$2,252	$2,280	$2,475	(5)%

% of EOP Managed Loans:
Bankcards	1.83%	1.61%	1.57%	1.57%	1.53%	1.43%	1.45%	1.37%
Private Label	3.35%	2.90%	2.99%	2.88%	2.78%	2.67%	2.74%	3.30%
Total	2.11%	1.85%	1.84%	1.80%	1.76%	1.66%	1.69%	1.75%

(1)
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company's owned loans.

(2)
Purchase Sales represents customers' purchased sales plus cash advances.

(3)
Gross interest revenue earned divided by average managed loans.

(4)
Includes certain fees that are recorded as interest revenue.

(5)
Total Revenues, net of Interest Expense, less Net Credit Losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
RETAIL DISTRIBUTION—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
Revenues were even with the prior year period as 4% deposit growth and 7% loan growth were offset by continued net interest margin compression. Revenues include a $20 million pre-tax charge to conform accounting practice for customer rewards.

—
Credit costs reflect an increase in consumer bankruptcy filings due to new legislation, which resulted in approximately $93 million pre-tax of additional net credit losses and a $42 million pre-tax charge to increase loan loss reserves. Excluding the impact of increased bankruptcy filings, credit conditions remained favorable.

—
Net income decline also reflects the absence of tax benefits recorded in the prior-year period.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Citibank Branches	$751	$777	$786	$751	$853	$766	$754	$730	(3)%	$3,065	$3,103	1%
Citifinancial Branches	1,040	1,024	1,016	1,059	1,053	1,054	1,035	1,048	(1)%	4,139	4,190	1%
Primerica Financial Services	531	529	532	549	551	540	550	581	6%	2,141	2,222	4%

Total Revenues, Net of Interest Expense	2,322	2,330	2,334	2,359	2,457	2,360	2,339	2,359	—	9,345	9,515	2%
Total Operating Expenses	1,104	1,104	1,056	1,094	1,085	1,107	1,099	1,116	2%	4,358	4,407	1%
Net Credit Losses	324	348	306	352	326	346	314	418	19%	1,330	1,404	6%
Credit Reserve Build / (Release)	(4)	(12)	—	—	(17)	—	275	44	—	(16)	302	NM
Provision for Benefits & Claims	186	172	162	183	182	177	170	175	(4)%	703	704	—

Total Provisions for Loan Losses, and Benefits and Claims	506	508	468	535	491	523	759	637	19%	2,017	2,410	19%

Income Before Taxes	712	718	810	730	881	730	481	606	(17)%	2,970	2,698	(9)%
Income Taxes	210	249	286	206	317	252	162	215	4%	951	946	(1)%

Net Income	$502	$469	$524	$524	$564	$478	$319	$391	(25)%	$2,019	$1,752	(13)%

Average Assets (in billions of dollars)	$59	$59	$60	$62	$63	$64	$65	$65	5%	$60	$64	7%
Return on Assets	3.42%	3.20%	3.47%	3.36%	3.63%	3.00%	1.95%	2.39%		3.37%	2.74%
Average Risk Capital	$2,611	$2,713	$2,738	$2,804	$2,940	$2,983	$3,003	$2,982		$2,717	$2,977
Return on Risk Capital	77%	70%	76%	74%	78%	64%	42%	52%		74%	59%
Return on Invested Capital	21%	18%	20%	20%	20%	18%	13%	15%		20%	16%
Net Income by Business:
Citibank Branches	$134	$124	$130	$127	$185	$114	$111	$96	(24)%	$515	$506	(2)%
Citifinancial Branches	231	214	258	257	245	228	72	151	(41)%	960	696	(28)%
Primerica Financial Services	137	131	136	140	134	136	136	144	3%	544	550	1%

Total Net Income	$502	$469	$524	$524	$564	$478	$319	$391	(25)%	$2,019	$1,752	(13)%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
RETAIL DISTRIBUTION—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)
KEY INDICATORS:
Average Loans (in billions of dollars):
Citibank Branches	$7.1	$7.4	$7.6	$8.0	$8.2	$8.5	$8.8	$9.1	14%
Citifinancial Branches	29.9	30.0	30.4	31.1	31.2	31.2	31.9	32.6	5%

Total	$37.0	$37.4	$38.0	$39.1	$39.4	$39.7	$40.7	$41.7	7%

Average Loans by Product (in billions of dollars):
Real estate secured loans	$18.9	$19.3	$19.6	$20.1	$20.4	$20.8	$21.2	$21.8	8%
Personal loans	13.6	13.7	14.0	14.4	14.4	14.4	14.8	15.0	4%
Sales finance and other	4.5	4.4	4.4	4.6	4.6	4.5	4.7	4.9	7%

Total	$37.0	$37.4	$38.0	$39.1	$39.4	$39.7	$40.7	$41.7	7%

Net Interest Revenue (in millions of dollars):
Citibank Branches	$427	$449	$466	$484	$513	$523	$509	$512	6%
Citifinancial Branches	914	903	905	938	918	918	919	903	(4)%
Primerica Financial Services	63	57	63	66	58	55	60	69	5%

Total	$1,404	$1,409	$1,434	$1,488	$1,489	$1,496	$1,488	$1,484	—

Net Credit Loss Ratio	3.52%	3.74%	3.20%	3.58%	3.36%	3.50%	3.06%	3.98%
Loans 90+ Days Past Due (in millions of dollars)	$792	$764	$762	$814	$782	$723	$787	$818	—
% of EOP Loans	2.10%	2.00%	1.95%	2.06%	1.98%	1.79%	1.91%	1.94%
Number of Branches:
Citibank	779	775	776	775	883	885	884	896	16%
Citifinancial	2,428	2,276	2,279	2,281	2,273	2,273	2,274	2,277	—

Total	3,207	3,051	3,055	3,056	3,156	3,158	3,158	3,173	4%

Total EOP Accounts (in millions):
Citibank Branches	9.9	10.0	10.0	10.0	10.3	10.4	10.5	10.5	5%
Citifinancial Branches	5.6	5.4	5.4	5.5	5.3	5.3	5.4	5.5	—
Primerica Financial Services	4.7	4.8	4.9	4.7	4.8	4.8	4.9	4.8	2%

Total	20.2	20.2	20.3	20.2	20.4	20.5	20.8	20.8	3%

Citibank Branches—Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$60.8	$63.0	$64.0	$63.9	$65.6	$66.4	$65.1	$63.6	—
Time Deposits, CDs and Other	11.9	11.2	10.7	10.6	10.9	12.6	13.2	14.5	37%

Total Branch Deposits	72.7	74.2	74.7	74.5	76.5	79.0	78.3	78.1	5%
Smith Barney Bank Deposit Program	41.8	41.7	41.4	41.4	42.3	41.4	41.3	42.2	2%

Total Deposits	$114.5	$115.9	$116.1	$115.9	$118.8	$120.4	$119.6	$120.3	4%

Checking Accounts (in millions)	3.3	3.3	3.3	3.3	3.5	3.5	3.5	3.5	6%
EOP Investment AUMs (in billions of dollars)	$38.0	$38.4	$38.0	$40.6	$39.8	$40.7	$41.6	$42.5	5%
Total Investment Product Sales (in billions of dollars)	$2.9	$2.5	$2.8	$2.9	$3.1	$3.0	$3.2	$3.0	3%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$510.7	$522.0	$534.2	$545.4	$553.1	$562.7	$572.4	$581.3	7%
Loan Volumes (in millions of dollars)	$749.3	$1,104.0	$961.0	$987.0	$972.8	$963.6	$1,099.9	$1,381.4	40%
Mutual Fund Sales at NAV (in millions of dollars)	$927	$861	$768	$769	$903	$865	$798	$791	3%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$296	$263	$258	$278	$328	$271	$283	$302	9%
Investment AUMs (EOP) (in millions of dollars)	$25.5	$25.7	$25.7	$27.9	$27.5	$28.0	$29.3	$30.1	8%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
Revenues and net income growth reflected 17% growth in average loans and improved net mortgage servicing revenues, which were partially offset by continued net interest margin compression.

—
Originations increased 22%, reflecting strong volume growth across all loan products.

—
Credit conditions remained favorable, leading to a decline in net credit loss ratios.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Real Estate Lending	$879	$740	$811	$766	$924	$888	$836	$910	19%	$3,196	$3,558	11%
Student Loans	149	149	151	163	132	176	173	171	5%	612	652	7%
Auto	317	315	299	322	317	312	323	307	(5)%	1,253	1,259	—

Total Revenues, Net of Interest Expense	1,345	1,204	1,261	1,251	1,373	1,376	1,332	1,388	11%	5,061	5,469	8%
Total Operating Expenses	394	371	417	447	411	413	425	451	1%	1,629	1,700	4%
Net Credit Losses	230	180	200	199	181	146	168	178	(11)%	809	673	(17)%
Credit Reserve Build / (Release)	(8)	(66)	(80)	(1)	(1)	1	(56)	(8)	NM	(155)	(64)	59%
Provision for Benefits & Claims	1	1	1	1	2	1	2	—	—	4	5	25%

Total Provisions for Loan Losses, and Benefits and Claims	223	115	121	199	182	148	114	170	(15)%	658	614	(7)%

Income Before Taxes and Minority Interest	728	718	723	605	780	815	793	767	27%	2,774	3,155	14%
Income Taxes	269	267	271	245	281	292	289	293	20%	1,052	1,155	10%
Minority Interest, Net of Tax	15	14	14	15	13	16	17	16	7%	58	62	7%

Net Income	$444	$437	$438	$345	$486	$507	$487	$458	33%	$1,664	$1,938	16%

Average Assets (in billions of dollars)	$141	$151	$163	$170	$178	$186	$192	$201	18%	$156	$189	21%
Return on Assets	1.27%	1.16%	1.07%	0.81%	1.11%	1.09%	1.01%	0.90%		1.07%	1.03%
Average Risk Capital	$2,321	$2,654	$2,805	$2,977	$3,291	$3,341	$3,218	$3,270		$2,689	$3,280
Return on Risk Capital	77%	66%	62%	46%	60%	61%	60%	56%		62%	59%
Return on Invested Capital	35%	32%	31%	23%	38%	32%	31%	29%		30%	34%
Net Income by Business:
Real Estate Lending	$334	$304	$313	$229	$363	$356	$318	$341	49%	$1,180	$1,378	17%
Student Loans	58	56	55	58	52	62	62	58	—	227	234	3%
Auto	52	77	70	58	71	89	107	59	2%	257	326	27%

Total Net Income	$444	$437	$438	$345	$486	$507	$487	$458	33%	$1,664	$1,938	16%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
CONSUMER LENDING—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)
KEY INDICATORS:
Real Estate Lending—Balances (in billions of dollars):
Average Loans	$96.5	$102.9	$110.0	$117.3	$122.2	$126.5	$132.2	$141.5	21%
Originations	$24.8	$33.6	$27.2	$29.7	$25.9	$33.3	$37.0	$35.7	20%
Third Party Mortgage Servicing Portfolio (EOP)	$174.5	$170.1	$297.5	$291.3	$288.8	$287.2	$293.5	$293.8	1%
Net Servicing & Gain/(Loss) on Sale—(in millions of dollars)	$107.1	$(84.0)	$25.8	$(48.5)	$82.3	$82.3	$51.9	$77.1	NM
Net Interest Revenue—(in millions of dollars)	$754	$800	$766	$792	$831	$793	$774	$815	3%
NIR as a % of Average Loans	3.14%	3.13%	2.77%	2.69%	2.76%	2.51%	2.32%	2.29%
Net Credit Loss Ratio	0.37%	0.29%	0.28%	0.22%	0.23%	0.19%	0.17%	0.16%
Loans 90+Days Past Due—(in millions of dollars)	$1,822	$1,627	$2,066	$2,078	$1,911	$1,672	$1,697	$1,766	(15)%
% of EOP Loans	1.83%	1.51%	1.82%	1.72%	1.54%	1.31%	1.24%	1.22%
Student Loans—Balances (in billions of dollars):
Average Loans (1)	$24.5	$24.5	$25.2	$25.9	$26.8	$27.3	$26.8	$26.7	3%
Originations	$2.2	$1.0	$2.6	$2.0	$2.6	$1.6	$3.8	$2.8	40%
Net Interest Revenue—(in millions of dollars)	$139	$145	$148	$147	$134	$129	$121	$109	(26)%
NIR as a % of Average Loans (1)	2.28%	2.38%	2.34%	2.26%	2.03%	1.90%	1.79%	1.62%
Net Credit Loss Ratio (1)	0.04%	0.06%	0.02%	0.03%	0.02%	0.08%	0.03%	0.07%
Loans 90+Days Past Due—(in millions of dollars)	$706	$738	$711	$696	$773	$792	$814	$743	7%
% of EOP Loans (1)	2.89%	2.99%	2.72%	2.72%	2.84%	3.02%	3.06%	2.86%
Auto—(in billions of dollars):
Average Loans	$10.0	$10.3	$10.6	$10.9	$11.0	$11.4	$11.9	$12.3	13%
Originations	$1.3	$1.4	$1.4	$1.2	$1.4	$1.6	$1.9	$1.5	25%
Net Interest Revenue—(in millions of dollars)	$310	$310	$292	$313	$308	$305	$314	$298	(5)%
NIR as a % of Average Loans	12.47%	12.10%	10.96%	11.42%	11.36%	10.73%	10.47%	9.61%
Net Credit Margin (NCM)—(in millions of dollars)	$179	$212	$178	$190	$204	$231	$213	$191	1%
NCM as a % of Average Loans	7.20%	8.28%	6.68%	6.93%	7.52%	8.13%	7.10%	6.16%
Net Credit Loss Ratio	5.59%	4.02%	4.54%	4.85%	4.17%	2.81%	3.70%	3.74%
Loans 90+Days Past Due—(in millions of dollars)	$108	$88	$108	$114	$74	$75	$97	$115	1%
% of EOP Loans	1.07%	0.84%	1.01%	1.04%	0.66%	0.65%	0.80%	0.93%

(1)
includes approximately $2 billion of Loans Held For Sale each quarter

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
U.S.
COMMERCIAL BUSINESS
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
Revenues and net income reflected growth in core loan and deposit balances, up 20% and 27%, respectively, which was more than offset by net interest spread compression across all products and the impact of portfolio divestitures during 2005.

—
Credit costs declined, reflecting the continued favorable credit environment.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$474	$619	$620	$581	$678	$491	$649	$481	(17)%	$2,294	$2,299	—
Total Operating Expenses	214	371	352	370	341	335	308	356	(4)%	1,307	1,340	3%
Net Credit Losses	47	32	41	78	12	12	8	16	(79)%	198	48	(76)%
Credit Reserve Build/(Release)	(10)	(53)	(145)	(108)	(12)	(6)	13	(34)	69%	(316)	(39)	88%

Total Provision for Loan Losses	37	(21)	(104)	(30)	—	6	21	(18)	40%	(118)	9	NM

Income Before Taxes	223	269	372	241	337	150	320	143	(41)%	1,105	950	(14)%
Income Taxes	62	79	113	86	85	16	98	22	(74)%	340	221	(35)%

Net Income	$161	$190	$259	$155	$252	$134	$222	$121	(22)%	$765	$729	(5)%

Average Assets (in billions of dollars)	$37	$37	$37	$38	$36	$38	$39	$40	5%	$37	$38	3%
Return on Assets	1.75%	2.07%	2.78%	1.62%	2.84%	1.41%	2.26%	1.20%		2.07%	1.92%
Average Risk Capital	$2,093	$2,048	$1,891	$1,872	$1,969	$1,825	$1,698	$1,758		$1,976	$1,813
Return on Risk Capital	31%	37%	54%	33%	52%	29%	52%	27%		39%	40%
Return on Invested Capital	22%	26%	38%	22%	37%	19%	31%	17%		27%	27%
KEY INDICATORS (in billions of dollars):
Total Deposits	$14.1	$14.4	$14.3	$15.0	$15.1	$16.9	$18.6	$19.0	27%
Commercial Real Estate	$11.5	$11.5	$11.7	$12.0	$12.4	$14.2	$14.5	$15.2	27%
Equipment Leasing	13.7	13.4	12.8	12.8	12.7	13.1	13.1	13.7	7%
Other	1.7	1.7	1.8	2.0	2.2	3.2	3.3	3.3	65%

Average Loans	$26.9	$26.6	$26.3	$26.8	$27.3	$30.5	$30.9	$32.2	20%
Average Loans—Liquidating	6.3	5.9	5.4	5.3	2.4	0.8	0.6	0.5	(91)%

Average Loans—Total	$33.2	$32.5	$31.7	$32.1	$29.7	$31.3	$31.5	$32.7	2%
Operating Leases	0.2	0.7	2.1	2.1	1.8	1.6	1.6	1.9	(10)%

Total Average Earning Assets	$33.4	$33.2	$33.8	$34.2	$31.5	$32.9	$33.1	$34.6	1%

Net Interest Revenue—(in millions of dollars)	$449	$398	$392	$359	$329	$322	$372	$295	(18)%
Net Credit Loss Ratio	0.57%	0.40%	0.52%	0.97%	0.17%	0.15%	0.10%	0.19%
Loans 90+Days Past Due—(in millions of dollars)	$329	$254	$224	$188	$185	$148	$175	$170	(10)%
% of EOP Loans	1.02%	0.84%	0.72%	0.58%	0.60%	0.47%	0.54%	0.51%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
Revenue and pre-tax income growth, up 19% and 20% respectively, reflected a 15% increase in average loans, with strong organic loan growth in Mexico, Asia and Latin America, and net interest margin expansion. Taxes increased due to the absence of tax benefits recorded in the prior-year period.

—
Results included an $89 million pre-tax gain on the sale of European Card Acceptance, a merchant acquiring business in EMEA, and the absence of a $42 million pre-tax gain on the sale of Orbitall recorded in the prior-year period in Latin America.

—
Higher credit costs reflected portfolio growth and target market expansion.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense
Mexico	$206	$194	$228	$242	$269	$307	$353	$382	58%	$870	$1,311	51%
EMEA	295	286	280	296	294	285	302	396	34%	1,157	1,277	10%
Japan	68	73	74	80	73	76	76	77	(4)%	295	302	2%
Asia (excluding Japan)	322	362	378	410	401	423	414	425	4%	1,472	1,663	13%
Latin America	54	60	54	112	68	85	64	80	(29)%	280	297	6%

Total Revenues, Net of Interest Expense	945	975	1,014	1,140	1,105	1,176	1,209	1,360	19%	4,074	4,850	19%
Total Operating Expenses	484	522	527	598	568	577	561	665	11%	2,131	2,371	11%
Net Credit Losses	151	137	174	151	160	157	168	182	21%	613	667	9%
Credit Reserve Build/(Release)	—	(9)	(85)	(9)	(5)	18	24	35	NM	(103)	72	NM

Total Provision for Loan Losses	151	128	89	142	155	175	192	217	53%	510	739	45%
Income Before Taxes and Minority Interest	310	325	398	400	382	424	456	478	20%	1,433	1,740	21%
Income Taxes and Minority Interest	66	75	97	58	80	93	73	121	NM	296	367	24%

Net Income	$244	$250	$301	$342	$302	$331	$383	$357	4%	$1,137	$1,373	21%

Average Assets (in billions of dollars)	$20	$20	$21	$23	$25	$26	$26	$27	17%	$21	$26	24%
Return on Assets	4.91%	5.03%	5.70%	5.92%	4.90%	5.11%	5.84%	5.25%		5.41%	5.28%
Average Risk Capital	$1,182	$1,225	$1,209	$1,342	$1,595	$1,758	$1,855	$1,967		$1,240	$1,794
Return on Risk Capital	83%	82%	99%	101%	77%	76%	82%	72%		92%	77%
Return on Invested Capital	31%	30%	35%	38%	32%	33%	37%	34%		34%	34%
Net Income by Region:
Mexico	$97	$88	$102	$90	$127	$125	$204	$108	20%	377	564	50%
EMEA	37	36	35	56	32	34	34	88	57%	164	188	15%
Japan	21	22	26	31	17	17	17	24	(23)%	100	75	(25)%
Asia (excluding Japan)	71	82	110	113	101	117	107	113	—	376	438	16%
Latin America	18	22	28	52	25	38	21	24	(54)%	120	108	(10)%

Total	$244	$250	$301	$342	$302	$331	$383	$357	4%	$1,137	$1,373	21%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CARDS—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)
KEY INDICATORS (in billions of dollars)
Average Yield	16.93%	16.20%	16.94%	16.90%	17.34%	17.52%	18.08%	18.33%	8%
Net Interest Revenue (in millions of dollars)	$569	$559	$597	$629	$647	$673	$710	$746	19%
% of Average Loans	13.54%	12.56%	12.84%	12.33%	12.26%	12.16%	12.41%	12.65%
Net Credit Margin (in millions of dollars)(1)	$795	$839	$840	$989	$945	$1,019	$1,041	$1,178	19%
% of Average Loans	18.92%	18.85%	18.06%	19.38%	17.91%	18.41%	18.19%	19.97%
End of Period Loans	$16.9	$18.3	$19.1	$21.4	$21.6	$22.5	$23.1	$24.1	13%
EOP Open Accounts (in millions)	19.6	24.5	24.8	24.7	25.2	25.9	26.5	26.8	9%
Purchase Sales(2)	$12.8	$14.2	$15.0	$17.1	$16.1	$17.1	$17.3	$18.2	6%
Average Loans:
Mexico	$2.3	$2.5	$2.8	$3.2	$3.6	$4.0	$4.6	$5.2	63%
EMEA	5.6	5.5	5.4	5.8	6.0	6.3	6.2	6.0	3%
Japan	1.2	1.2	1.2	1.4	1.3	1.3	1.3	1.3	(7)%
Asia (excluding Japan)	7.3	8.2	8.6	9.3	9.8	9.9	9.8	10.0	8%
Latin America	0.5	0.5	0.5	0.6	0.7	0.7	0.8	0.9	50%

Total	$16.9	$17.9	$18.5	$20.3	$21.4	$22.2	$22.7	$23.4	15%

Coincident Net Credit Loss Ratio	3.60%	3.06%	3.76%	2.95%	3.02%	2.84%	2.94%	3.08%
12 Month Lagged Net Credit Loss Ratio	4.55%	3.98%	4.74%	3.71%	3.83%	3.51%	3.61%	3.56%
Loans 90+Days Past Due (in millions of dollars)	$301	$287	$304	$345	$354	$382	$411	$469	36%
% of EOP Loans	1.78%	1.57%	1.60%	1.61%	1.64%	1.70%	1.78%	1.95%

(1)
Total Revenues, net of Interest Expense, less Net Credit Losses.

(2)
Purchase Sales represents customers' purchased sales plus cash advances.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
In Japan, income growth was primarily driven by lower expenses and reduced credit costs. During the quarter, 28 new automated loan machines were added. During 2005, the repositioning of the business continued as 170 ALMs were added and 80 branches were closed.

—
Outside of Japan, revenues and net income increased 14% and 1%, respectively, as the benefit of growth in loan balances was partially offset by increased investment spending. During the quarter, 97 new branches were opened outside of Japan.

—
Average loans decreased 3%, reflecting a decline in Japan of 14% and growth outside of Japan of 7%.

—
Credit conditions remained favorable, leading to a 34 basis point decline in the NCL ratio to 5.62%.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Mexico	$41	$39	$42	$43	$43	$44	$47	$50	16%	$165	$184	12%
EMEA	171	185	172	189	189	185	185	184	(3)%	717	743	4%
Japan	622	621	635	648	627	635	609	604	(7)%	2,526	2,475	(2)%
Asia (excluding Japan)	36	42	47	53	61	69	78	86	62%	178	294	65%
Latin America	24	24	23	25	28	30	31	34	36%	96	123	28%

Total Revenues, Net of Interest Expense	$894	$911	$919	$958	$948	$963	$950	$958	—	$3,682	$3,819	4%
Total Operating Expenses	355	354	362	408	437	380	397	398	(2)%	1,479	1,612	9%
Net Credit Losses	347	347	349	343	316	321	334	313	(9)%	1,386	1,284	(7)%
Credit Reserve Build / (Release)	—	—	(24)	—	—	1	(10)	—	—	(24)	(9)	63%
Provision for Benefits & Claims	1	1	—	—	(1)	—	—	(2)	—	2	(3)	NM

Total Provisions for Loan Losses, and Benefits and Claims	348	348	325	343	315	322	324	311	(9)%	1,364	1,272	(7)%

Income Before Taxes	191	209	232	207	196	261	229	249	20%	839	935	11%
Income Taxes	59	62	72	60	57	84	77	75	25%	253	293	16%

Net Income	$132	$147	$160	$147	$139	$177	$152	$174	18%	$586	$642	10%

Average Assets (in billions of dollars)	$26	$25	$25	$27	$27	$26	$25	$26	(4)%	$26	$26	—
Return on Assets	2.04%	2.36%	2.55%	2.17%	2.09%	2.73%	2.41%	2.66%		2.25%	2.47%
Average Risk Capital	$1,060	$1,075	$945	$932	$934	$920	$919	$897		$1,003	$918
Return on Risk Capital	50%	55%	67%	63%	60%	77%	66%	77%		58%	70%
Return on Invested Capital	14%	16%	18%	16%	16%	20%	18%	21%		16%	18%
Net Income (loss) by Region:
Mexico	$10	$11	$11	$9	$9	$8	$9	$10	11%	$41	$36	(12)%
EMEA	33	37	28	28	(4)	16	3	21	(25)%	126	36	(71)%
Japan	81	88	95	98	122	137	122	124	27%	362	505	40%
Asia (excluding Japan)	5	7	8	9	9	13	16	17	89%	29	55	90%
Latin America	3	4	18	3	3	3	2	2	(33)%	28	10	(64)%

Total	$132	$147	$160	$147	$139	$177	$152	$174	18%	$586	$642	10%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
CONSUMER FINANCE—Page 2
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$6.7	$6.7	$7.2	$8.1	$8.3	$8.1	$8.0	$8.2	1%
Personal loans	12.7	12.3	12.2	13.0	13.0	12.9	12.8	12.8	(2)%
Auto	1.4	1.2	1.0	0.9	0.8	0.6	0.5	0.4	(56)%
Sales finance and other	1.1	0.9	0.8	0.9	0.7	0.8	0.6	0.7	(22)%

Total	$21.9	$21.1	$21.2	$22.9	$22.8	$22.4	$21.9	$22.1	(3)%

Average Yield	17.93%	18.55%	18.50%	18.33%	18.31%	18.90%	18.87%	18.63%
Net Interest Revenue—(in millions of dollars)	$883	$892	$889	$935	$920	$930	$910	$914	(2)%
Net Interest Revenue as a % of Average Loans	16.22%	17.00%	16.68%	16.24%	16.36%	16.65%	16.49%	16.41%
Net Credit Margin (NCM)—(in millions of dollars)	$547	$563	$570	$615	$632	$642	$617	$645	5%
NCM as a % of Average Loans	10.05%	10.73%	10.70%	10.68%	11.24%	11.50%	11.18%	11.58%
Net Credit Loss Ratio	6.37%	6.63%	6.55%	5.96%	5.62%	5.75%	6.03%	5.62%
Loans 90+ Days Past Due—(in millions of dollars)	$543	$509	$464	$494	$480	$477	$467	$442	(11)%
% of EOP Loans	2.46%	2.38%	2.17%	2.13%	2.12%	2.17%	2.13%	2.03%
Number of Sales Points:
Japan Branches	530	530	529	405	405	405	392	325	(20)%
Japan Automated Loan Machines (ALMs)	382	380	419	512	523	588	654	682	33%

Total Japan	912	910	948	917	928	993	1,046	1,007	10%
Mexico Branches	162	162	174	190	217	233	255	268	41%
EMEA Branches	199	228	234	252	264	277	282	284	13%
Asia (excluding Japan) Branches	119	146	173	196	224	250	293	418	NM
Latin America Branches	92	93	103	116	118	128	138	160	38%

Total	1,484	1,539	1,632	1,671	1,751	1,881	2,014	2,137	28%

Japan:
Average Loans (in billions of dollars)	$11.9	$11.4	$10.8	$11.2	$10.9	$10.5	$10.0	$9.6	(14)%
Net Credit Loss Ratio	10.08%	10.45%	10.99%	10.36%	9.25%	9.68%	9.77%	9.92%
Net Income (in millions of dollars)	$81	$88	$95	$98	$122	$137	$122	$124	27%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 1
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
Revenue growth reflected a 5% increase in deposits and 28% growth in sales of investment products. Loan balances were even with the prior-year period, as a decline in EMEA due to loan write-offs in the third quarter 2005 offset growth in other regions.

—
Expenses included continued investment spending, with 88 new branch openings during the quarter, and increased marketing and advertising.

—
Net credit losses increased, primarily due to the impact of standardizing the loan write-off policy in EMEA in the third quarter 2005, and portfolio growth in Mexico.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Mexico	$606	$609	$635	$722	$648	$704	$739	$787	9%	$2,572	$2,878	12%
EMEA	686	722	687	766	765	786	784	846	10%	2,861	3,181	11%
Japan	125	118	113	113	121	116	118	119	5%	469	474	—
Asia (excluding Japan)	466	540	574	583	610	624	649	621	7%	2,163	2,504	16%
Latin America	151	139	148	165	161	166	184	179	8%	603	690	14%

Total Revenues, Net of Interest Expense	2,034	2,128	2,157	2,349	2,305	2,396	2,474	2,552	9%	8,668	9,727	12%
Total Operating Expenses	1,183	1,175	1,225	1,356	1,417	1,363	1,322	1,435	6%	4,939	5,537	12%
Net Credit Losses	127	156	156	176	179	181	1,288	234	33%	615	1,882	NM
Credit Reserve Build / (Release)	4	(12)	(9)	5	(9)	19	(649)	51	NM	(12)	(588)	NM
Provision for Benefits & Claims	39	51	42	44	33	33	42	50	14%	176	158	(10)%

Total Provisions for Loan Losses, and Benefits and Claims	170	195	189	225	203	233	681	335	49%	779	1,452	86%

Income Before Taxes and Minority Interest	681	758	743	768	685	800	471	782	2%	2,950	2,738	(7)%
Income Taxes and Minority Interest	185	215	210	183	187	207	44	217	19%	793	655	(17)%

Net Income	$496	$543	$533	$585	$498	$593	$427	$565	(3)%	$2,157	$2,083	(3)%

Average Assets (in billions of dollars)	$91	$103	$108	$111	$113	$114	$115	$116	5%	$103	$115	12%
Return on Assets	2.19%	2.12%	1.96%	2.10%	1.79%	2.09%	1.47%	1.93%		2.09%	1.81%
Average Risk Capital	$8,768	$8,652	$9,228	$9,619	$9,983	$10,663	$10,802	$9,764		$9,067	$10,303
Return on Risk Capital	23%	25%	23%	24%	20%	22%	16%	23%		24%	20%
Return on Invested Capital	12%	14%	13%	13%	12%	13%	9%	12%		13%	12%
Net Income (loss) by Region:
Mexico	$121	$136	$135	$168	$141	$235	$298	$158	(6)%	$560	$832	49%
EMEA	132	151	89	140	94	74	(191)	173	24%	512	150	(71)%
Japan	40	37	43	34	36	34	30	26	(24)%	154	126	(18)%
Asia (excluding Japan)	171	191	215	206	201	211	252	193	(6)%	783	857	9%
Latin America	32	28	51	37	26	39	38	15	(59)%	148	118	(20)%

Total	$496	$543	$533	$585	$498	$593	$427	$565	(3)%	$2,157	$2,083	(3)%

KEY INDICATORS:
Net Interest Revenue	$1,196	$1,232	$1,339	$1,472	$1,435	$1,516	$1,375	$1,404
Net Credit Loss Ratio	1.14%	1.21%	1.09%	1.15%	1.17%	1.17%	8.20%	1.53%
Loans 90+Days Past Due (in millions of dollars)	$2,087	$2,070	$1,974	$2,086	$2,013	$1,901	$770	$779
% of EOP Loans	4.70%	3.71%	3.47%	3.36%	3.26%	3.09%	1.26%	1.29%
Branches by Region:
Mexico	1,357	1,347	1,347	1,349	1,346	1,334	1,335	1,382
EMEA	596	599	604	606	612	619	618	625
Japan	25	25	25	25	25	25	25	25
Asia (excluding Japan)	106	341	342	347	354	394	396	401
Latin America	141	145	147	151	153	158	162	176

Total	2,225	2,457	2,465	2,478	2,490	2,530	2,536	2,609

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
INTERNATIONAL
RETAIL BANKING—Page 2

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)
KEY INDICATORS (Continued):
International—Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$63.7	$66.5	$67.4	$70.6	$72.5	$71.0	$70.6	$72.2	2%
Time Deposits, CDs and Other	54.5	57.5	58.8	61.2	63.2	63.3	65.5	66.8	9%

Total Average Deposits	$118.2	$124.0	$126.2	$131.8	$135.7	$134.3	$136.1	$139.0	5%

Investment Sales (in millions of dollars)	$11.2	$10.4	$9.3	$10.4	$12.5	$11.4	$13.6	$13.3	28%
Investment AUMs (EOP)	$69.9	$69.3	$73.4	$79.0	$81.8	$84.5	$91.7	$93.8	19%
Other (primarily Retirement Services)	20.3	22.5	22.8	24.4	24.0	24.2	24.6	26.7	9%

Total AUMs	$90.2	$91.8	$96.2	$103.4	$105.8	$108.7	$116.3	$120.5	17%

Average Customer Deposits by Region (in billions of dollars):
Mexico	$21.4	$21.4	$21.2	$21.9	$23.0	$23.1	$23.6	$25.4	16%
EMEA	23.9	24.2	24.0	25.4	25.9	25.3	26.7	28.1	11%
Japan	22.6	21.7	21.6	21.9	21.9	21.2	21.1	20.7	(5)%
Asia (excluding Japan)	43.7	50.0	52.5	55.7	57.9	57.6	57.7	57.7	4%
Latin America	6.6	6.7	6.9	6.9	7.0	7.1	7.0	7.1	3%

Total	$118.2	$124.0	$126.2	$131.8	$135.7	$134.3	$136.1	$139.0	5%

Average Loans by Region (in billions of dollars):
Mexico	$6.3	$6.2	$6.2	$6.9	$7.3	$7.6	$7.8	$8.0	16%
EMEA	18.2	18.1	18.4	19.6	19.3	18.7	18.5	17.2	(12)%
Japan	0.3	0.3	0.3	0.3	0.3	0.2	0.7	0.7	NM
Asia (excluding Japan)	19.0	26.6	31.0	33.3	34.3	34.6	34.4	33.8	2%
Latin America	0.9	0.8	0.8	0.8	0.8	0.8	0.9	1.0	25%

Total	$44.7	$52.0	$56.7	$60.9	$62.0	$61.9	$62.3	$60.7	0%

Average Loans by Type (in billions of dollars):
Mortgage	$15.0	$19.1	$21.3	$22.6	$23.3	$23.6	$23.5	$23.1	2%
Auto	2.5	2.6	2.7	2.7	2.7	2.7	2.6	2.4	(11)%
Personal	21.0	22.0	23.2	25.7	26.4	26.3	26.5	25.5	(1)%
Commercial	5.6	7.1	7.8	7.7	7.7	7.8	7.8	7.9	3%
Other	0.6	1.2	1.7	2.2	1.9	1.5	1.9	1.8	(18)%

Total	$44.7	$52.0	$56.7	$60.9	$62.0	$61.9	$62.3	$60.7	0%

EOP Accounts by Region:
Mexico	16.9	17.2	17.3	17.7	17.1	17.5	17.9	18.1	2%
EMEA	7.9	8.0	8.1	8.3	8.4	8.6	8.7	8.9	7%
Japan	2.2	2.2	2.1	2.1	2.1	2.1	2.1	2.0	(5)%
Asia (excluding Japan)	5.8	11.5	11.8	11.4	11.7	11.9	12.2	12.0	5%
Latin America	6.5	6.1	6.1	6.2	6.4	6.5	6.6	6.7	8%

Total	39.3	45.0	45.4	45.7	45.7	46.6	47.5	47.7	4%

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
INCOME STATEMENT
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenues:
Commissions and Fees	$586	$485	$460	$515	$601	$545	$595	$623	21%	$2,046	$2,364	16%
Asset Management and Administration Fees	610	630	624	677	696	701	695	686	1%	2,541	2,778	9%
Investment Banking	830	917	793	1,016	805	870	973	1,044	3%	3,556	3,692	4%
Principal Transactions	963	728	228	608	1,533	572	2,041	1,207	99%	2,527	5,353	NM
Other	257	1,016	472	321	253	446	214	663	NM	2,066	1,576	(24)%

Total Non-Interest Revenues	3,246	3,776	2,577	3,137	3,888	3,134	4,518	4,223	35%	12,736	15,763	24%
Net Interest and Dividends	2,228	2,291	2,203	2,328	2,149	2,022	1,916	2,013	(14)%	9,050	8,100	(10)%

Total Revenues, Net of Interest Expense	5,474	6,067	4,780	5,465	6,037	5,156	6,434	6,236	14%	21,786	23,863	10%

Non-Interest Expenses:
Compensation and Benefits	1,905	1,959	1,657	2,139	2,227	1,894	2,463	2,013	(6)%	7,660	8,597	12%
Other Operating and Administrative Expenses	1,115	9,190	1,398	1,167	1,441	1,474	1,393	1,228	5%	12,870	5,536	(57)%

Total Non-Interest Expenses	3,020	11,149	3,055	3,306	3,668	3,368	3,856	3,241	(2)%	20,530	14,133	(31)%
Provision for Loan Losses	(60)	(347)	(405)	(163)	(56)	(114)	(57)	(65)	60%	(975)	(292)	70%
Provision for Unfunded Lending Commitments	—	—	—	—	—	100	100	50	—	—	250	—

Total Provision for Credit Losses	(60)	(347)	(405)	(163)	(56)	(14)	43	(15)	91%	(975)	(42)	96%

Income (Loss) Before Taxes and Minority Interest	2,514	(4,735)	2,130	2,322	2,425	1,802	2,535	3,010	30%	2,231	9,772	NM
Income Taxes (Benefits)	790	(1,950)	634	622	735	420	704	959	54%	96	2,818	NM
Minority Interest, Net of Tax	16	20	44	13	11	10	34	4	(69)%	93	59	(37)%

Net Income (Loss)	$1,708	$(2,805)	$1,452	$1,687	$1,679	$1,372	$1,797	$2,047	21%	$2,042	$6,895	NM

Pre-tax Profit Margin	45.9%	(78.0)%	44.6%	42.5%	40.2%	34.9%	39.4%	48.3%		10.2%	41.0%
Compensation and Benefits Expenses as a Percent of Net Revenues(1)(2)(3)	34.8%	35.7%	34.7%	39.1%	32.9%	36.7%	38.3%	34.4%		36.1%	35.6%
Non-Compensation Expenses as a Percent of Net Revenues(1)(3)	20.4%	167.6%	29.2%	21.4%	23.9%	28.6%	21.7%	21.0%		60.7%	23.6%

(1)
The 2004 second quarter period excludes Revenue of $584 million (pretax) related to the gain on Samba.

(2)
The 2005 first quarter period excludes Expenses of $243 million (pretax) related to the repositioning of certain CIB businesses.

(3)
The 2005 fourth quarter period excludes Revenues of $386 million (pretax) related to the gain on sale of Nikko shares.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
CIB REVENUE DETAILS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$203	$233	$204	$287	$256	$264	$333	$359	25%	$927	$1,212	31%
Equity Underwriting	302	253	205	348	269	254	298	315	(9)%	1,108	1,136	3%
Debt Underwriting	498	544	557	588	500	514	568	569	(3)%	2,187	2,151	(2)%
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(115)	(63)	(60)	(78)	(95)	(74)	(79)	(61)	22%	(316)	(309)	2%
Debt Underwriting	(32)	(27)	(18)	(22)	(22)	(27)	(36)	(28)	(27)%	(99)	(113)	(14)%

Total Investment Banking Revenue	856	940	888	1,123	908	931	1,084	1,154	3%	3,807	4,077	7%
Lending	439	522	504	521	510	543	531	681	31%	1,986	2,265	14%
Equity Markets	747	519	490	552	707	728	872	767	39%	2,308	3,074	33%
Fixed Income Markets	2,504	2,537	1,816	2,291	2,916	1,827	2,770	2,086	(9)%	9,148	9,599	5%
Other Capital Markets and Banking	(15)	(23)	35	(140)	(142)	(64)	(70)	231	NM	(143)	(45)	69%

Total Capital Markets and Banking Revenues (1)	4,531	4,495	3,733	4,347	4,899	3,965	5,187	4,919	13%	17,106	18,970	11%

Transaction Services	942	987	1,045	1,104	1,137	1,191	1,246	1,317	19%	4,078	4,891	20%
Other (2)	1	585	2	14	1	—	1	—	(100)%	602	2	(100)%

Total CIB Revenues	$5,474	$6,067	$4,780	$5,465	$6,037	$5,156	$6,434	$6,236	14%	$21,786	$23,863	10%

(1)
Capital Markets and Banking revenues reflect Citigroup's portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Capital Markets and Banking to conform to the GAAP presentation.

(2)
The 2004 second quarter includes a $584 million gain related to the sale of Samba.

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
CAPITAL MARKETS AND BANKING
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
Fixed income markets revenues decreased 9%, reflecting lower results in commodities and structured corporate finance.

—
Equity markets revenues increased 39%, driven by improved performance and growth in cash trading, derivatives, and structured products.

—
Investment banking revenues increased 3%, as record advisory revenues, up 25%, were offset by a decline in debt and equity underwriting.

—
Lending revenues increased 31%, driven by hedging gains in credit derivatives.

—
Results include a $386 million pre-tax gain on the sale of Nikko Cordial shares, and a $160 million pre-tax charge to increase reserves for previously disclosed legal matters.

—
Credit costs increased $105 million, due to a $79 million pre-tax charge to increase loan loss reserves and the absence of a $131 million pre-tax loan loss reserve release recorded in the fourth quarter of 2004, partially offset by increased credit recoveries. The increase in loan loss reserves reflected growth in unfunded commitments and direct outstandings.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,531	$4,495	$3,733	$4,347	$4,899	$3,965	$5,187	$4,919	13%	$17,106	$18,970	11%
Total Operating Expenses	2,354	2,537	2,344	2,724	2,859	2,585	3,134	2,923	7%	9,959	11,501	15%
Provision for Loan Losses	(26)	(276)	(335)	(140)	(46)	(116)	(55)	(82)	41%	(777)	(299)	62%
Provision for Unfunded Lending Commitments	—	—	—	—	—	96	95	47	—	—	238	—

Total Provision for Credit Losses	(26)	(276)	(335)	(140)	(46)	(20)	40	(35)	75%	(777)	(61)	92%

Income Before Taxes and Minority Interest	2,203	2,234	1,724	1,763	2,086	1,400	2,013	2,031	15%	7,924	7,530	(5)%
Income Taxes	711	713	522	494	637	347	555	606	23%	2,440	2,145	(12)%
Minority Interest, Net of Tax	15	19	43	12	10	10	34	4	(67)%	89	58	(35)%

Net Income	$1,477	$1,502	$1,159	$1,257	$1,439	$1,043	$1,424	$1,421	13%	$5,395	$5,327	(1)%

Average Risk Capital	$15,019	$17,470	$19,081	$19,094	$19,344	$19,694	$20,143	$20,411	7%	$17,666	$19,898	13%
Return on Risk Capital	40%	35%	24%	26%	30%	21%	28%	28%		31%	27%
Return on Invested Capital	31%	27%	19%	20%	23%	16%	21%	21%		24%	20%
Investment Banking
Global Debt, Equity and Equity-related Underwriting:
Global Volume(1)	$172,645	$120,179	$128,821	$118,303	$151,622	$147,747	$127,889	$137,414	16%	$539,948	$564,672	5%
Global Market Share	10.1%	8.7%	9.6%	8.8%	8.9%	8.7%	8.5%	8.6%		9.4%	8.7%
Rank	1	1	1	1	1	1	1	1		1	1
U.S. Volume(1)	$121,893	$81,326	$98,019	$78,966	$93,711	$104,798	$91,652	$93,651	19%	$380,204	$383,812	1%
U.S. Market Share	12.4%	10.0%	11.7%	9.8%	10.3%	10.7%	9.3%	9.9%		11.0%	10.1%
Rank	1	1	1	1	1	1	1	1		1	1

(1)
Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.

Reclassified to conform to the current period's presentation.

CORPORATE AND INVESTMENT BANKING
TRANSACTION SERVICES
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
Record revenues, up 19%, were driven by higher customer volumes, reflecting increased liability balances held on behalf of customers, up 12%, assets under custody, up 9%, and the positive impact of rising short-term interest rates.

—
Expenses increased 18%, primarily due to the impact of new acquisitions, investment in organic growth opportunities and an increase in new business volumes.

—
Credit costs increased $43 million, reflecting the absence of a $19 million pre-tax loan loss reserve release recorded in the fourth quarter of 2004.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$942	$987	$1,045	$1,104	$1,137	$1,191	$1,246	$1,317	19%	$4,078	$4,891	20%
Total Operating Expenses	659	693	712	782	803	780	809	924	18%	2,846	3,316	17%
Provision for Loan Losses	(34)	(71)	(70)	(23)	(13)	2	1	17	NM	(198)	7	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	4	5	3	—	—	12	—

Total Provision for Credit Losses	(34)	(71)	(70)	(23)	(13)	6	6	20	NM	(198)	19	NM

Income Before Taxes and Minority Interest	317	365	403	345	347	405	431	373	8%	1,430	1,556	9%
Income Taxes	82	103	117	83	102	117	104	98	18%	385	421	9%

Net Income	$235	$262	$286	$262	$245	$288	$327	$275	5%	$1,045	$1,135	9%

Average Risk Capital	$1,263	$1,340	$1,462	$1,454	$1,435	$1,403	$1,240	$1,234		$1,380	$1,328
Return on Risk Capital	75%	79%	78%	72%	69%	82%	105%	88%		76%	85%
Return on Invested Capital	47%	48%	47%	43%	40%	46%	56%	47%		46%	47%
Revenue Details:
Cash Management	$522	$558	$618	$647	$658	$694	$729	$783	21%	$2,345	$2,864	22%
Securities Services	279	286	277	307	336	348	363	390	27%	1,149	1,437	25%
Trade	141	143	150	150	143	149	154	144	(4)%	584	590	1%

Total Revenues, Net of Interest Expense	$942	$987	$1,045	$1,104	$1,137	$1,191	$1,246	$1,317	19%	$4,078	$4,891	20%

Liability Balances (Average in billions)	$111	$113	$121	$138	$139	$141	$147	$155	12%
Assets Under Custody (EOP in trillions)	$6.6	$7.0	$7.3	$7.9	$8.0	$8.0	$8.4	$8.6	9%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Global Wealth Management:
Fee-Based and Net Interest Revenue	$1,247	$1,229	$1,245	$1,268	$1,312	$1,308	$1,345	$1,405	11%	$4,989	$5,370	8%
Commissions and Other Transactional Revenue	1,058	858	765	859	861	792	829	832	(3)%	3,540	3,314	(6)%

Total Revenues, Net of Interest Expense	$2,305	$2,087	$2,010	$2,127	$2,173	$2,100	$2,174	$2,237	5%	$8,529	$8,684	2%
Total Operating Expenses	1,659	1,521	1,496	1,990	1,690	1,586	1,673	1,747	(12)%	6,666	6,696	—
Total Provision for Loan Losses	4	(1)	(7)	(1)	(16)	—	30	15	NM	(5)	29	NM

Income Before Taxes	642	567	521	138	499	514	471	475	NM	1,868	1,959	5%
Income Taxes	231	204	187	37	180	192	165	178	NM	659	715	8%

Net Income	$411	$363	$334	$101	$319	$322	$306	$297	NM	$1,209	$1,244	3%

U.S.:
Total Revenues, Net of Interest Expense	$1,915	$1,765	$1,718	$1,843	$1,872	$1,852	$1,923	$1,981	7%	$7,241	$7,628	5%
Total Operating Expenses	1,407	1,316	1,292	1,353	1,448	1,348	1,465	1,538	14%	5,368	5,799	8%
Total Provision for Loan Losses	5	—	(3)	(2)	(8)	—	12	17	NM	—	21	—

Income Before Taxes	503	449	429	492	432	504	446	426	(13)%	1,873	1,808	(3)%
Income Taxes	188	167	157	182	159	189	158	161	(12)%	694	667	(4)%

Net Income	$315	$282	$272	$310	$273	$315	$288	$265	(15)%	$1,179	$1,141	(3)%

International:
Total Revenues, Net of Interest Expense	$390	$322	$292	$284	$301	$248	$251	$256	(10)%	$1,288	$1,056	(18)%
Total Operating Expenses	252	205	204	637	242	238	208	209	(67)%	1,298	897	(31)%
Total Provision for Loan Losses	(1)	(1)	(4)	1	(8)	—	18	(2)	NM	(5)	8	NM

Income (Loss) Before Taxes	139	118	92	(354)	67	10	25	49	NM	(5)	151	NM
Income Taxes (Benefits)	43	37	30	(145)	21	3	7	17	NM	(35)	48	NM

Net Income (Loss)	$96	$81	$62	$(209)	$46	$7	$18	$32	NM	$30	$103	NM

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SMITH BARNEY
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
A 19% increase in fee-based revenues was partially offset by a 4% decline in transactional revenues.

—
Assets under fee-based management increased 34% to $321 billion, reflecting organic growth and the addition of Legg Mason. Net flows were $10 billion for the quarter, including a transfer of AUMs from asset management, and $34 billion for the full year 2005.

—
The pre-tax margin of 19% declined, reflecting integration costs of the Legg Mason retail brokerage business, and increased compensation and compliance expenses.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$851	$854	$854	$874	$911	$956	$986	$1,039	19%	$3,433	$3,892	13%
Commissions and Other Transactional Revenue	881	728	674	769	758	691	742	742	(4)%	3,052	2,933	(4)%

Total Revenues, Net of Interest Expense	1,732	1,582	1,528	1,643	1,669	1,647	1,728	1,781	8%	6,485	6,825	5%

Total Operating Expenses	1,320	1,235	1,204	1,257	1,351	1,252	1,366	1,436	14%	5,016	5,405	8%
Provision for Loan Losses	—	—	—	—	—	4	7	1	—	—	12	100%

Income Before Taxes	412	347	324	386	318	391	355	344	(11)%	1,469	1,408	(4)%
Income Taxes	160	136	126	156	121	152	128	136	(13)%	578	537	(7)%

Net Income	$252	$211	$198	$230	$197	$239	$227	$208	(10)%	$891	$871	(2)%

Pretax Profit Margin	24%	22%	21%	23%	19%	24%	21%	19%		23%	21%
Average Risk Capital	$1,288	$1,290	$1,110	$935	$876	$927	$958	$989	6%	$1,156	$938	(19)%
Return on Risk Capital	79%	66%	71%	98%	91%	103%	94%	83%		77%	93%
Return on Invested Capital	60%	50%	52%	69%	63%	73%	67%	42%		57%	59%
Financial Consultants	12,037	12,094	12,096	12,138	12,189	12,150	12,111	13,414	11%
Annualized Revenue per FC (000)	$576	$529	$501	$538	$556	$538	$565	$566	5%
Branch offices	528	526	526	524	522	518	517	640	22%
Assets (in billions of dollars):
Total Client Assets	$925	$924	$920	$978	$969	$987	$1,015	$1,130	16%
Net Client Asset Flows	$6	$5	$3	$10	$13	$5	$6	$4	(60)%
Client Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$144	$146	$145	$156	$155	$159	$168	$228	46%
Financial Consultant Managed Accounts	76	76	76	84	84	86	90	93	11%

Total Smith Barney	$220	$222	$221	$240	$239	$245	$258	$321	34%

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
PRIVATE BANK
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
Revenues and expenses declined, primarily due to the absence of the Japan business, which ceased business operations at the end of September 2005. Net income in the prior year period included a $400 million pre-tax charge for costs related to closing the Japan business.

—
Excluding Japan, revenues declined 1%, as client business volumes rose 8% to $226 billion, led by 14% growth in the U.S., which was offset by net interest margin compression.

—
Excluding Japan, income declined 28%, reflecting higher costs of front office sales and support, higher credit costs and the absence of tax benefits recorded in the prior-year period.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$573	$505	$482	$484	$504	$453	$446	$456	(6)%	$2,044	$1,859	(9)%
Total Operating Expenses(1)	339	286	292	733	339	334	307	311	(58)%	1,650	1,291	(22)%
Provision for Loan Losses	4	(1)	(7)	(1)	(16)	(4)	23	14	NM	(5)	17	NM

Income (Loss) Before Taxes	230	220	197	(248)	181	123	116	131	NM	399	551	38%
Income Taxes (Benefits)	71	68	61	(119)	59	40	37	42	NM	81	178	NM

Net Income (Loss)(1)	$159	$152	$136	$(129)	$122	$83	$79	$89	NM	$318	$373	17%

Pretax Profit Margin	40%	44%	41%	(51)%	36%	27%	26%	29%		20%	30%
Average Risk Capital	$688	$727	$761	$828	$1,117	$1,165	$1,195	$1,222	48%	$751	$1,175	56%
Return on Risk Capital	93%	84%	71%	(62)%	44%	29%	26%	29%		42%	32%
Return on Invested Capital	91%	82%	69%	(63)%	42%	26%	24%	26%		40%	29%
Client Business Volumes (in billions of dollars):
Client Assets Under Fee-Based Management	$44	$44	$49	$52	$52	$52	$52	$52	—
Banking and Fiduciary Deposits	45	46	47	49	46	46	46	48	(2)%
Investment Finance	38	40	41	42	42	43	40	42	—
Other, Principally Custody Accounts	75	73	75	81	81	79	80	84	4%

Total Client Business Volumes	$202	$203	$212	$224	$221	$220	$218	$226	1%

Revenues:
Recurring Fee-Based and Net Interest Revenues(2)	$396	$375	$391	$394	$401	$352	$359	$366	(7)%	$1,556	$1,478	(5)%
Transactional Revenues	177	130	91	90	103	101	87	90	—	488	381	(22)%

Total Revenues	$573	$505	$482	$484	$504	$453	$446	$456	(6)%	$2,044	$1,859	(9)%

U.S.	$183	$183	$190	$200	$203	$205	$195	$200	—	$756	$803	6%
International	390	322	292	284	301	248	251	256	(10)%	1,288	1,056	(18)%

	$573	$505	$482	$484	$504	$453	$446	$456	(6)%	$2,044	$1,859	(9)%

Net Credit Loss Ratio	0.04%	(0.01)%	(0.08)%	(0.01)%	(0.05)%	(0.05)%	(0.01)%	0.04%

(1)
The 2004 fourth quarter includes a $244 million after-tax ($400 million pretax) charge related to the exit plan implementation for the Company's Private Bank operations in Japan.

(2)
Includes treasury revenue, which was previously disclosed separately.

NM Not meaningful

Reclassified to conform to the current period's presentation.

ALTERNATIVE INVESTMENTS(1)
(In millions of dollars)

For your convenience, an excerpt from our 2005 fourth quarter earnings press release is set out below. The full text of the press release, and those from prior periods, are available on Citigroup's website at www.citigroup.com.

—
Revenues and net income growth was driven by increased realized gains on proprietary investments and fees on client-managed funds, partially offset by lower results in private equity.

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$191	$545	$297	$670	$866	$1,112	$720	$732	9%	$1,703	$3,430	NM
Total Operating Expenses	87	123	112	140	105	159	167	202	44%	462	633	37%
Provision for Loan Losses	1	(1)	—	—	—	—	(2)	—	—	—	(2)	—

Income Before Taxes and Minority Interest	103	423	185	530	761	953	555	530	—	1,241	2,799	NM
Income Taxes	34	138	58	168	267	334	181	168	—	398	950	NM
Minority Interest, Net of Tax	36	7	10	22	132	234	35	11	(50)%	75	412	NM

Net Income	$33	$278	$117	$340	$362	$385	$339	$351	3%	$768	$1,437	87%

Assets (in billions)	$8.6	$8.4	$8.4	$8.9	$9.7	$10.9	$11.4	$12.9	45%
Average Risk Capital (in billions)	$3.6	$3.7	$3.6	$3.7	$4.1	$4.3	$4.3	$4.3	16%	$3.7	$4.3	16%
Return on Risk Capital	4%	30%	13%	36%	36%	36%	31%	32%		21%	33%
Return on Invested Capital	2%	29%	11%	34%	34%	34%	29%	30%		18%	31%
Total Revenues, Net of Interest Expense (by Business):
Client	$60	$58	$68	$87	$62	$83	$81	$114	31%	$273	$340	25%
Proprietary Investment Activities:
Private Equity	76	460	225	563	752	982	449	380	(33)%	1,324	2,563	94%
Hedge Funds	50	(30)	(15)	7	30	(47)	91	(5)	NM	12	69	NM
Other	5	57	19	13	22	94	99	243	NM	94	458	NM

Total Proprietary Investment Activities	131	487	229	583	804	1,029	639	618	6%	1,430	3,090	NM

Total	$191	$545	$297	$670	$866	$1,112	$720	$732	9%	$1,703	$3,430	NM

Total Revenues, Net of Interest Expense (by Type):
Client	$60	$58	$68	$87	$62	$83	$81	$114	31%	$273	$340	25%
Proprietary Investment Activities:
Fees/Dividends/Interest	38	92	50	89	81	86	194	148	66%	269	509	89%
Realized & Unrealized Gains (including Public Mark-to-Market)	60	364	148	467	706	943	442	491	5%	1,039	2,582	NM
Other	33	31	31	27	17	—	3	(21)	NM	122	(1)	NM

Total Proprietary Investment Activities	131	487	229	583	804	1,029	639	618	6%	1,430	3,090	NM

Total	$191	$545	$297	$670	$866	$1,112	$720	$732	9%	$1,703	$3,430	NM

Capital Under Management (in billions):
Client	$21.8	$19.7	$20.2	$20.4	$20.2	$21.7	$24.8	$25.4	25%
Proprietary Investment Activities	7.3	7.4	7.6	8.1	8.8	9.6	10.7	12.2	51%

Capital Under Management	$29.1	$27.1	$27.8	$28.5	$29.0	$31.3	$35.5	$37.6	32%

(1)
Includes Citigroup Venture Capital activities and certain other corporate investments.

NM Not meaningful

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL INFORMATION
DISCONTINUED OPERATIONS(1)(2)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Life Insurance & Annuities Business:
Total Revenues, Net of Interest Expense	$1,206	$1,107	$1,434	$1,425	$1,362	$1,380	$3,386	$—	(100)%	$5,172	$6,128	18%
Total Operating Expenses	222	220	289	281	273	274	51	—	(100)%	1,012	598	(41)%
Provision for Benefits and Claims	649	627	853	788	692	712	—	—	(100)%	2,917	1,404	(52)%

Income Before Taxes	335	260	292	356	397	394	3,335	—	(100)%	1,243	4,126	NM
Income Taxes	86	96	47	113	124	114	1,246	—	(100)%	342	1,484	NM

Net Income	$249	$164	$245	$243	$273	$280	$2,089	$—	(100)%	$901	$2,642	NM

Asset Management Business:
Total Revenues, Net of Interest Expense	$350	$340	$342	$351	$337	$323	$324	$3,615	NM	$1,383	$4,599	NM
Total Operating Expenses	244	241	276	419	251	224	224	328	(22)%	1,180	1,027	(13)%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—

Income Before Taxes and Minority Interest	106	99	66	(68)	86	99	100	3,287	NM	203	3,572	NM
Income Taxes	41	36	29	(3)	32	38	34	1,278	NM	103	1,382	NM
Minority Interest, Net of Tax	5	(1)	—	5	1	(1)	—	—	(100)%	9	—	(100)%

Net Income	$60	$64	$37	$(70)	$53	$62	$66	$2,009	NM	$91	$2,190	NM

Total Discontinued Operations:
Total Revenues, Net of Interest Expense	$1,556	$1,447	$1,776	$1,776	$1,699	$1,703	$3,710	$3,615	NM	$6,555	$10,727	64%
Total Operating Expenses	466	461	565	700	524	498	275	328	(53)%	2,192	1,625	(26)%
Provision for Benefits and Claims	649	627	853	788	692	712	—	—	(100)%	2,917	1,404	(52)%

Income Before Taxes and Minority Interest	441	359	358	288	483	493	3,435	3,287	NM	1,446	7,698	NM
Income Taxes	127	132	76	110	156	152	1,280	1,278	NM	445	2,866	NM
Minority Interest, Net of Tax	5	(1)	—	5	1	(1)	—	—	(100)%	9	—	(100)%

Net Income	$309	$228	$282	$173	$326	$342	$2,155	$2,009	NM	$992	$4,832	NM

(1)
Discontinued Operations includes the operations from the Company's January 31, 2005 announced agreement for the sale of Citigroup's Travelers Life & Annuity, and substantially all of Citigroup's international insurance business, to MetLife, Inc. The transaction closed during the 2005 third quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.

(2)
Discontinued Operations includes the operations from the Company's June 24, 2005 announced agreement for the sale of substantially all of Citigroup's Asset Management business to Legg Mason, Inc. The transaction closed during the 2005 fourth quarter and resulted in a $3.4 billion ($2.1 billion after-tax) gain.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital ($M)(2)			Return on Risk Capital			Return on Invested Capital
	Fourth Quarter 2004	Third Quarter 2005	Fourth Quarter 2005	Fourth Quarter 2004	Third Quarter 2005	Fourth Quarter 2005	Fourth Quarter 2004	Third Quarter 2005	Fourth Quarter 2005
Global Consumer:
U.S. Cards	$3,958	$5,848	$5,756	111%	54%	31%	35%	22%	13%
U.S. Retail Distribution	2,804	3,003	2,982	74%	42%	52%	20%	13%	15%
U.S. Consumer Lending	2,977	3,218	3,270	46%	60%	56%	23%	31%	29%
U.S. Commercial Business	1,872	1,698	1,758	33%	52%	27%	22%	31%	17%

Total U.S. Consumer	11,611	13,767	13,766	73%	53%	41%	27%	22%	17%

International Cards	1,342	1,855	1,967	101%	82%	72%	38%	37%	34%
International Consumer Finance	932	919	897	63%	66%	77%	16%	18%	21%
International Retail Banking	9,619	10,802	9,764	24%	16%	23%	13%	9%	12%

Total International Consumer	11,893	13,576	12,628	36%	28%	34%	17%	14%	17%

Other	—	—	—	—	—	—	—	—	—

Total Global Consumer	23,504	27,343	26,394	53%	40%	37%	22%	18%	16%

Corporate and Investment Banking:
Capital Markets and Banking	19,094	20,143	20,411	26%	28%	28%	20%	21%	21%
Transaction Services	1,454	1,240	1,234	72%	105%	88%	43%	56%	47%
Other	—	—	—	—	—	—	—	—	—

Total Corporate and Investment Banking	20,548	21,383	21,645	33%	33%	38%	24%	25%	28%

Global Wealth Management:
Smith Barney	935	958	989	98%	94%	83%	69%	67%	42%
Private Bank	828	1,195	1,222	(62)%	26%	29%	(63)%	24%	26%

Total Global Wealth Management	1,763	2,153	2,211	23%	56%	53%	17%	46%	36%

Alternative Investments	3,722	4,336	4,317	36%	31%	32%	34%	29%	30%
Corporate/Other	(1,920)	(1,629)	(1,410)	NM	NM	NM	NM	NM	NM

Total Citigroup—Risk Capital (Continuing Operations)(2)(3)	$47,617	$53,586	$53,157	43%	37%	37%

Total Citigroup—Return on Invested Capital (Net Income)(2)(4)							20%	25%	25%

(1)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)
On a Continuing Operations Basis. See Notes 6 and 7 on page 2.

(4)
Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)			EOP Loans	Net Credit Losses(1)			Average Loans
	4Q04	3Q05	4Q05	4Q05	4Q04	3Q05	4Q05	4Q05
PRODUCT VIEW:
U.S.:
U.S. Cards	$1,271	$981	$1,161	$45.4	$786	$649	$692	$43.0
Ratio	2.25%	2.33%	2.56%		5.82%	5.76%	6.38%
U.S. Retail Distribution	814	787	818	42.3	352	314	418	41.7
Ratio	2.06%	1.91%	1.94%		3.58%	3.06%	3.98%
U.S. Consumer Lending	2,888	2,608	2,624	181.4	199	168	178	178.7
Ratio	1.86%	1.49%	1.45%		0.52%	0.39%	0.39%
U.S. Commercial Business	188	175	170	33.6	78	8	16	32.7
Ratio	0.58%	0.54%	0.51%		0.97%	0.10%	0.19%
International:
International Cards	345	411	469	24.1	151	168	182	23.4
Ratio	1.61%	1.78%	1.95%		2.95%	2.94%	3.08%
International Consumer Finance	494	467	442	21.8	343	334	313	22.1
Ratio	2.13%	2.13%	2.03%		5.96%	6.03%	5.62%
International Retail Banking	2,086	770	779	60.4	176	1,288	234	60.7
Ratio	3.36%	1.26%	1.29%		1.15%	8.20%	1.53%
Private Bank	127	58	79	39.3	(1)	(1)	3	37.7
Ratio	0.33%	0.15%	0.20%		(0.01)%	(0.01)%	0.04%
Other Consumer Loans	—	51	47	2.3	(2)	(2)	(1)	2.6

On-Balance Sheet Loans(2)	$8,213	$6,308	$6,589	$450.6	$2,082	$2,926	$2,035	$442.6
Ratio	1.91%	1.45%	1.46%		1.97%	2.68%	1.82%
Securitized Receivables (all in U.S. Cards)	1,296	1,299	1,314	96.2	1,174	1,267	1,591	92.8
Loans Held-for-Sale	32	—	—	—	40	—	15	0.7

Managed Loans(3)	$9,541	$7,607	$7,903	$546.8	$3,296	$4,193	$3,641	$536.1
Ratio	1.84%	1.44%	1.45%		2.59%	3.18%	2.69%
REGIONAL VIEW:
	90 Days Or More Past Due (1)			EOP Loans	Net Credit Losses (1)			Average Loans
	4Q04	3Q05	4Q05	4Q05	4Q04	3Q05	4Q05	4Q05
U.S.	$5,216	$4,632	$4,872	$330.4	$1,413	$1,137	$1,306	$322.8
Ratio	1.70%	1.46%	1.47%		1.88%	1.45%	1.61%
Mexico	563	576	624	14.8	33	68	90	14.4
Ratio	4.65%	4.15%	4.21%		1.15%	1.95%	2.47%
Europe, Middle East and Africa (EMEA)	1,785	518	499	35.9	243	1,391	274	36.5
Ratio	4.44%	1.42%	1.39%		2.48%	14.60%	2.98%
Japan	308	245	182	11.6	297	254	245	11.5
Ratio	1.91%	2.07%	1.56%		7.15%	7.65%	8.41%
Asia (excluding Japan)	309	356	376	54.0	95	84	109	53.6
Ratio	0.58%	0.66%	0.70%		0.73%	0.62%	0.81%
Latin America	32	31	36	3.9	1	(8)	11	3.8
Ratio	0.94%	0.84%	0.93%		0.09%	(0.90)%	1.12%

On-Balance Sheet Loans	$8,213	$6,358	$6,589	$450.6	$2,082	$2,926	$2,035	$442.6
Ratio	1.91%	1.46%	1.46%		1.97%	2.68%	1.82%
Securitized Receivables (all in U.S. Cards)	1,296	1,299	1,314	96.2	1,174	1,267	1,591	92.8
Loans Held-for-Sale	32	—	—	—	40	—	15	0.7

Managed Loans(2)	$9,541	$7,657	$7,903	$546.8	$3,296	$4,193	$3,641	$536.1
Ratio	1.84%	1.45%	1.45%		2.59%	3.18%	2.69%

(1)
The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $4 billion and $4 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)
This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis. Only U.S. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 9.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES
TOTAL CITIGROUP
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$12,643	$12,506	$12,715	$12,034	$11,269	$10,894	$10,418	$10,015		$12,643	$11,269

Gross Credit (Losses)	(3,012)	(2,660)	(2,574)	(2,627)	(2,451)	(2,452)	(3,444)	(2,614)	—	(10,873)	(10,961)	(1)%
Gross Recoveries	527	535	660	550	549	674	641	691	26%	2,272	2,555	12%

Net Credit (Losses)/Recoveries (NCL's)	(2,485)	(2,125)	(1,914)	(2,077)	(1,902)	(1,778)	(2,803)	(1,923)	7%	(8,601)	(8,406)	2%

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	2,343	2,078	1,669	1,931	1,797	1,608	2,083	1,901	(2)%	8,021	7,389	(8)%
Reserve Releases(1)	(171)	(541)	(742)	(617)	(20)	(81)	(56)	(242)	61%	(2,071)	(399)	81%
Reserve Builds(1)	—	—	56	11	—	154	409	182	NM	67	745	NM
Specific Reserve Builds	58	51	46	61	36	39	76	19	(69)%	216	170	(21)%
Build for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	13	11	—	—	24	—

Provision for Loan Losses	2,230	1,588	1,029	1,386	1,813	1,720	2,525	1,871	35%	6,233	7,929	27%
Other(2)	118	746	204	(74)	(286)	(418)	(125)	(181)		994	(1,010)	NM

Allowance for Credit Losses at End of Period	$12,506	$12,715	$12,034	$11,269	$10,894	$10,418	$10,015	$9,782		$11,269	$9,782

Corporate Allowance for Unfunded Lending Commitments(3)	$600	$600	$600	$600	$600	$700	$800	$850		$600	$850

Total Allowance for Loans, Leases and Unfunded Lending Commitments	$13,106	$13,315	$12,634	$11,869	$11,494	$11,118	$10,815	$10,632		$11,869	$10,632

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	2.71%	2.60%	2.43%	2.16%	2.10%	2.00%	1.91%	1.81%

(1)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
For the 2005 fourth quarter, reductions to the credit loss reserves of $186 million related to securitizations.

—
For the 2005 third quarter, reductions to the credit loss reserves of $137 million related to securitizations.

—
The 2005 third quarter includes the reclassification from Other Assets of $23 million of credit loss reserves related to the purchase of distressed loans.

—
For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclass to a non-credit related reserve.

—
For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

—
For the second quarter 2004, the addition of $715 million of credit loss reserves from the acquisition of KorAm Bank.

—
For the 2004 first quarter, the addition of $148 million of credit loss reserves related to the acquisition of Washington Mutual Finance Corporation.

(3)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CONSUMER LOANS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$9,088	$9,218	$9,316	$8,894	$8,379	$8,060	$7,714	$7,226		$9,088	$8,379

Gross Credit (Losses)	(2,746)	(2,572)	(2,390)	(2,533)	(2,379)	(2,341)	(3,380)	(2,486)	2%	(10,241)	(10,586)	(3)%
Gross Recoveries	439	425	455	451	454	544	454	451	—	1,770	1,903	8%

Net Credit (Losses)/Recoveries (NCL's)	(2,307)	(2,147)	(1,935)	(2,082)	(1,925)	(1,797)	(2,926)	(2,035)	2%	(8,471)	(8,683)	(3)%

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	2,307	2,126	1,867	1,996	1,884	1,755	2,261	2,030	2%	8,296	7,930	(4)%
Reserve Releases(2)	(21)	(191)	(492)	(467)	(20)	(81)	(56)	(242)	48%	(1,171)	(399)	66%
Reserve Builds(2)	—	—	56	11	—	154	359	147	NM	67	660	NM
Specific Reserve Builds	4	—	—	9	5	7	20	1	(89)%	13	33	NM
Build for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—	—	—

Provision for Loan Losses	2,290	1,935	1,431	1,549	1,869	1,835	2,584	1,936	25%	7,205	8,224	14%
Other(3)	147	310	82	18	(263)	(384)	(146)	(205)		557	(998)	NM

Allowance for Credit Losses at End of Period	$9,218	$9,316	$8,894	$8,379	$8,060	$7,714	$7,226	$6,922		$8,379	$6,922

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	2.45%	2.22%	1.93%	1.97%	1.83%	1.68%	2.68%	1.82%
Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	2.40%	2.34%	2.18%	1.93%	1.87%	1.78%	1.64%	1.52%

(1)
Includes loans made to Global Wealth Management clients.

(2)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
For the 2005 fourth quarter, reductions to the credit loss reserves of $186 million related to securitizations.

—
For the 2005 third quarter, reductions to the credit loss reserves of $137 million related to securitizations.

—
For the 2005 second quarter, reductions to the credit loss reserves consisted of $132 million related to securitizations and portfolio sales, $110 million of purchase accounting adjustments related to the KorAm acquisition, and a $79 million reclass to a non-credit related reserve.

—
For the 2005 first quarter, reductions to the credit loss reserves of $129 million related to securitizations and $90 million from the sale of CitiCapital's transportation portfolio.

—
For the 2004 second quarter, the addition of $274 million of credit loss reserves from the acquisition of KorAm Bank.

—
For the 2004 first quarter, the addition of $148 million of credit loss reserves related to the acquisition of Washington Mutual Finance Corporation.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES
CORPORATE LOANS(1)
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005	4Q 2005 vs. 4Q 2004 Increase/ (Decrease)	Full Year 2004	Full Year 2005	YTD 2005 vs. YTD 2004 Increase/ (Decrease)
Allowance for Credit Losses at Beginning of Period	$3,555	$3,288	$3,399	$3,140	$2,890	$2,834	$2,704	$2,789		$3,555	$2,890

Gross Credit (Losses)	(266)	(88)	(184)	(94)	(72)	(111)	(64)	(128)	(36)%	(632)	(375)	41%
Gross Recoveries	88	110	205	99	95	130	187	240	NM	502	652	30%

Net Credit (Losses) / Recoveries (NCL's)	(178)	22	21	5	23	19	123	112	NM	(130)	277	NM

NCL'S—Excluding Loan Charge-offs with a Specific Reserve	36	(48)	(198)	(65)	(87)	(147)	(178)	(129)	(98)%	(275)	(541)	(97)%
Reserve Releases(2)	(150)	(350)	(250)	(150)	—	—	—	—	100%	(900)	—	100%
Reserve Builds(2)	—	—	—	—	—	—	50	35	—	—	85	—
Specific Reserve Builds	54	51	46	52	31	32	56	18	(65)%	203	137	(33)%
Build for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	13	11	—	—	24	—

Provision for Loan Losses	(60)	(347)	(402)	(163)	(56)	(115)	(59)	(65)	60%	(972)	(295)	70%
Other(3)	(29)	436	122	(92)	(23)	(34)	21	24		437	(12)	NM

Allowance for Credit Losses at End of Period	$3,288	$3,399	$3,140	$2,890	$2,834	$2,704	$2,789	$2,860		$2,890	$2,860

Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	0.73%	NM	NM	NM	NM	NM	NM	NM
Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	3.27%	3.01%	2.80%	2.54%	2.41%	2.18%	2.21%	2.17%
Corporate Allowance for Unfunded Lending Commitments(4)	$600	$600	$600	$600	$600	$700	$800	$850		$600	$850

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments	$3,888	$3,999	$3,740	$3,490	$3,434	$3,404	$3,589	$3,710		$3,490	$3,710

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	3.87%	3.54%	3.33%	3.07%	2.92%	2.75%	2.84%	2.82%

(1)
Includes Loans related to the Alternative Investments and Corporate / Other segments.

(2)
Allowance for Credit Losses represents management's estimate of probable losses inherent in the portofolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)
Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

—
The 2005 third quarter includes the reclassification from Other Assets of $23 million of credit loss reserves related to the purchase of distressed loans.

—
The 2004 second quarter includes the addition of $441 million of credit loss reserves related to the acquisition of KorAm Bank.

(4)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM    Not meaningful

NON-PERFORMING ASSETS
(In millions of dollars)

	1Q 2004	2Q 2004	3Q 2004	4Q 2004	1Q 2005	2Q 2005	3Q 2005	4Q 2005
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$71	$59	$15	$7	$8	$8	$6	$6
Other	2,842	2,560	2,185	1,899	1,724	1,588	1,204	998

Total Corporate Cash-Basis Loans(1)	$2,913	$2,619	$2,200	$1,906	$1,732	$1,596	$1,210	$1,004

Corporate Cash-Basis Loans
JENA(2)	$805	$748	$553	$483	$510	$406	$276	$166
Other International(3)(4)	2,108	1,871	1,647	1,423	1,222	1,190	934	838

Total Corporate Cash-Basis Loans(1)	$2,913	$2,619	$2,200	$1,906	$1,732	$1,596	$1,210	$1,004

Corporate Cash-Basis Loans as a % of
Total Corporate Loans(1)	2.90%	2.32%	1.96%	1.68%	1.47%	1.29%	0.96%	0.76%
Total Consumer Cash-Basis Loans	$5,906	$5,572	$5,452	$5,463	$5,070	$4,699	$3,821	$4,020

Renegotiated Loans (includes Corporate and Commercial Business Loans)	$124	$111	$95	$83	$36	$31	$29	$32

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer(5)	$396	$369	$373	$320	$286	$248	$283	$279
Corporate and Investment Banking(5)	94	98	95	126	127	133	153	150

TOTAL OTHER REAL ESTATE OWNED	$490	$467	$468	$446	$413	$381	$436	$429

OTHER REPOSSESSED ASSETS(6)	$123	$97	$100	$93	$74	$49	$57	$62

(1)
Excludes purchased distressed loans that are accreting interest. The carrying value of these loans was: $1,292 million at March 31, 2004, $1,067 million at June 30, 2004, $1,150 million at September 30, 2004, $1,213 million at December 31, 2004, $1,295 million at March 31, 2005, $1,148 million at June 30, 2005 $1,064 million at September 30, 2005 and $1,120 million at December 31, 2005.

(2)
JENA includes Japan, Western Europe and North America.

(3)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(4)
Includes $227 million, $313 million, $248 million, $209 million, $189 million, $164 million and $137 million of cash-basis loans for KorAm at June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, respectively. The $27 million decrease from September 30, 2005, reflects the Company's ongoing review of KorAm's loan portfolio.

(5)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(6)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.